AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 12 2020

1933 Act File No. 333-248959

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[ ]

PRE-EFFECTIVE AMENDMENT NO. 1	[X]

POST-EFFECTIVE AMENDMENT NO. __	[ ]

Guinness Atkinson Funds

(Exact Name of Registrant as Specified in Charter)

225 South Lake Avenue, Suite 216

Pasadena, California 91101

(Address of Principal Executive Offices, including Zip Code)

Registrant's Telephone Number, Including Area Code: (626) 628-2787

James J. Atkinson, President

Guinness Atkinson Funds

225 South Lake Avenue, Suite 216

Pasadena, California 91101

(Name and Address of Agent for Service)

Please send copies of communications to:

Alexandra Alberstadt, Esq.

Practus LLP

Main Address: 11300 Tomahawk Creek Pkwy, Ste. 310

Leawood, KS 66211

(332) 333-1979

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended.

Title of Securities Being Registered: Shares of beneficial interest, no par value per share, in the following series of the Registrant:

●	SmartETFs Asia Pacific Dividend Builder ETF, a series of Guinness Atkinson Funds

●	SmartETFs Dividend Builder ETF, a series of Guinness Atkinson Funds

No filing fee is required because of reliance on Section 24(f) of the Investment Company Act of 1940, as amended.

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

This Registration Statement is organized as follows:

1.           Letter to Shareholders of Guinness Atkinson Asia Pacific Dividend Builder Fund and Guinness Atkinson Dividend Builder Fund, each a series of Guinness Atkinson Funds

2.           Questions and Answers for Shareholders of Guinness Atkinson Asia Pacific Dividend Builder Fund and Guinness Atkinson Dividend Builder Fund

3.           Information Statement/Prospectus regarding the Conversion of the Guinness Atkinson Asia Pacific Dividend Builder Fund into SmartETFs Asia Pacific Dividend Builder ETF and the Guinness Atkinson Dividend Builder Fund into SmartETFs Dividend Builder ETF, each a series of Guinness Atkinson Funds

4.           Part C Information

5.           Exhibits:

A.	Plan & Agreement of Reorganization

B.	Financial Highlights

November 18, 2020

Dear Shareholder:

I am writing to inform you about a transaction that will affect your investment in:

●	Guinness Atkinson Asia Pacific Dividend Builder Fund, or

●	Guinness Atkinson Dividend Builder Fund.

We are planning on converting these two Funds into Exchange Traded Funds, commonly referred to as ETFs. Each Fund will be converted into an ETF by merging it into a newly-created ETF. We refer to this as a “Conversion”. Throughout this document you’ll see the phrase Target Fund or Target Funds. The Target Funds are simply the two existing mutual funds. You’ll also see references to the phrase Acquiring Fund or Acquiring Funds. These are simply the newly-formed ETFs.

We are excited about the Conversions and believe that each Target Fund and its shareholders will benefit from their Fund’s Conversion. This documents explains the details and the reasons for the Conversions. The information presented in this document is important and we encourage you to read it. There is an informative Q&A section below which should answer many of your questions.

As we explain below, you may need to take action.

Once converted, the two ETFs will still be managed by Guinness Atkinson Asset Management and there will be no changes to the management style, investment restrictions or portfolio managers as a result of the Conversion.

The Board of Trustees of the Trust (the “Board”) believes that the Conversion is in the best interests of each Target Fund and its shareholders, and that the interests of each Fund’s shareholders will not be diluted as a result of the Conversion.

Here are the technical details and reasons behind the Conversion.

Each of these Target Funds are a series of the Guinness Atkinson Funds (the “Trust”), a Delaware statutory trust. As provided in an Agreement and Plan of Reorganization (the “Reorganization Agreement”), each Target Fund will be merged into a new series of the Trust (each, a “Acquiring ETF”), which will be advised by Guinness Atkinson Asset Management, Inc., (“GAAM” or the “Adviser”), the investment adviser to the Target Funds. For each Fund, we are calling this transaction the “Conversion”. The Conversions will transform each Target Fund from an open-ended mutual fund into an open ended exchange traded fund (or ETF).

The Target Funds and the Acquiring ETFs are each referred to as a “Fund” and collectively referred to as the “Funds.” The enclosed Information Statement/Prospectus contains information about the Conversions. As a result of each Target Fund’s Conversion, you will receive shares of the corresponding Acquiring ETF with the same aggregate net asset value as the shares of the Target Fund you own immediately prior to the Conversion. Some brokerage firms may not accept fractional shares; if that is the case, the Target Fund will redeem your fractional share at net asset value immediately before effectuating the Conversion, and distribute the cash value of the fractional share to you.

Each Conversion is taking place because the Board believes that it is in the best interests of the Target Fund and its shareholders to merge into its respective Acquiring ETF, each of which is managed similarly to the Target Fund but is offered as an exchange -traded fund, or ETF, which permits the Fund to achieve reduced operating costs. The Board believes that shareholders of each Target Fund will benefit from the following:

(i)	the Acquiring ETFs will operate at lower cost than the Target Funds. Specifically, transfer agency fees, shareholder servicing fees, state registration fees and some custody fees are reduced or eliminated for ETFs as compared to traditional mutual funds. There are some expenses that are unique to ETFs but these tend to be fixed costs and in the aggregate, they are lower than many of the avoided fees for traditional mutual funds. We provide more details on the cost savings later in this document.

(ii)	shares of the Acquiring ETFs can be purchased and sold throughout the trading day at the then-prevailing market price on the exchange. Buying or selling shares of the ETFs may involve paying a brokerage commission. Additionally, prices on the exchange may be higher or lower than the ETF’s net asset value. Shareholders will no longer redeem their shares for cash at a value determined at the close of the market.

(iii)	each Conversion is structured to qualify as tax-free for U.S. federal income tax purposes. For some shareholders, there could be a small cash payment for fractional shares, and that could be taxable.

After the Conversion, former Target Fund shareholders will still be invested in a diversified, open-end fund that pursues the identical investment objective, applies the same investment policies and uses the same principal investment strategies, but they will hold shares of their Acquiring ETF, which will be an exchange traded fund.

NO SHAREHOLDER APPROVAL IS REQUIRED FOR THE CONVERSIONS

What are your options as a shareholder?

1.	Accept the Conversion. When the Conversion happens, your shares will be deposited into your account. (If you are a direct shareholder, see below).

2.	Exchange your shares into another Guinness Atkinson Fund. You can do this by calling your broker, or by calling Guinness Atkinson Funds at 800 915-6566.

3.	Redeem your shares in the Asia Pacific Dividend Builder Fund or the Dividend Builder Fund. You can do this by calling your broker or calling the Guinness Atkinson Funds at 800 915-6566.

If you do not wish for your shares to be converted to ETFs you will need to redeem your shares or exchange your shares for other Funds in the Guinness Atkinson Funds family.

You may hold your shares in a brokerage account, or you may hold your shares directly with the Fund. If you hold your shares in a brokerage account you do not need to take any action unless you wish to redeem your shares.

DIRECT SHAREHOLDERS MUST TAKE ACTION BEFORE RECEIVING THEIR ETF SHARES.

What is a direct shareholder? If you hold your shares directly with the Guinness Atkinson Funds, you are a direct shareholder. If you hold your shares through a brokerage account, you are NOT a direct shareholder. We provide more information, including how to determine if you’re a direct shareholder, in special section contained in a box below.

Direct shareholders must do one of the following:

1.	Transfer your shares to the broker dealer of your choice. We urge you to begin this process immediately if this is your preferred option. This is the option that we recommend. Look at the box at the end of this letter for more information.

2.	Exchange your shares into another Guinness Atkinson Fund. You can do this by calling Guinness Atkinson Funds at 800 915-6566.

3.	Redeem your shares in the Asia Pacific Dividend Builder Fund or the Dividend Builder Fund. You can do this by calling 800 915-6566.

If you are a direct shareholder and you fail to take any action your shares will be converted into shares of the SmartETFs Asia Pacific Dividend Builder ETF or SmartETFs Dividend Builder ETF, as appropriate, and held by a stock transfer agent, American Stock Transfer, waiting for your instructions.

This document is provided for information only, because shareholder approval is not required to effectuate the Conversion for each Fund under the Trust’s operative documents, and applicable Delaware state and U.S. federal law (including the Investment Company Act of 1940, as amended). The Trust’s operative documents provide the Board with power to merge each Target Fund into an Acquiring ETF without shareholder approve. In addition, rules under the Investment Company Act of 1940 permit a merger of affiliated funds without obtaining shareholder approval if certain conditions are met.

The Conversions are expected to take place on December 18, 2020.

I encourage you to carefully review the enclosed materials, which explain the Conversions in more detail. If you have any questions or need additional information, please contact Guinness Atkinson Asset Management, Inc. at (626) 628-2787.

Sincerely,

James J. Atkinson
President
Guinness Atkinson Funds
225 South Lake Avenue, Suite 216
Pasadena, California 91101

Important Information for Direct Shareholders

Are You a Direct Shareholder?

If you are a Direct Shareholder, that means that your shares are held by the Fund’s Transfer Agent.

How do you know if you hold your shares directly? If you receive quarterly statements from Guinness Atkinson Funds, then you hold your shares directly. If your shares in the Funds are listed as a position on a statement from your brokerage firm, then you already hold your shares in a brokerage account. If you are uncertain please call 800 915-6566 and ask if you’re a direct shareholder. Additionally, if you hold your shares directly you will receive separate communications from us including email, regular mail, express delivery and via telephone.

As mentioned above, you have the same options to redeem or exchange your shares if you do not wish to hold ETF shares. To exchange or redeem, please call Guinness Atkinson Funds at 800 915-6566.

Transferring Your Direct Shares to a Brokerage Account

Transferring your shares from the Transfer Agent to a brokerage account should be a simple and seamless process. If you have a brokerage account or a relationship with a brokerage firm, please talk to your advisor/broker and inform them that you would like to transfer a mutual fund position that you hold directly with the fund into your brokerage account. If you don’t have a brokerage account or a relationship with a brokerage firm, you will need to open an account. It is possible that opening or maintaining a brokerage account will involve a fee, but most major brokerage firms do not charge a fee to open or maintain an account.

We suggest you provide your broker with a copy of your Guinness Atkinson Funds statement. Your broker will require your Guinness Atkinson Funds account number, which can be found on your statement. Your broker will help you complete a form to initiate the transfer. Once you sign this form, your broker will submit the form to the Transfer Agent directly and the shares will be transferred into your brokerage account.

The sooner you initiate the transfer, the better. If you have any questions about this process or need assistance, call us at 800 915-6566.

This step is only required by shareholders that hold their shares directly with the Guinness Atkinson Funds. If you already hold your shares in a brokerage account, you can ignore this section.

QUESTIONS AND ANSWERS

We recommend that you read the complete Information Statement/Prospectus.

This section contains a brief Q&A which will help explain the Conversions including the reasons for the Conversions. Following this section is a more detailed discussion.

Q.       What is Happening? Why am I receiving this Document?

A.       Two of the Guinness Atkinson Funds are converting from open-end mutual funds to exchange traded funds. The two Funds are:

●	Guinness Atkinson Asia Pacific Dividend Builder Fund

●	Guinness Atkinson Dividend Builder Fund

We call these funds the Target Funds. The Conversion will be accomplished by merging each Target Fund into its own newly created exchange traded fund, which will also be part of the Guinness Atkinson Funds trust, but will be part of a new brand called SmartETFs. The two ETFs are:

●	SmartETFs Asia Pacific Dividend Builder ETF

●	SmartETFs Dividend Builder ETF

The Board of Trustees (“the “Board”) has approved the Conversions.

You are receiving this document because, as of November 16, 2020, you were a shareholder in at least one of the two Target Funds.

We refer to each of these transactions as a Conversion.

Each Conversion is structured as a merger of a Fund (each, a “Target Fund”), into a corresponding shell fund that will operate as an exchange traded fund (each, an “Acquiring ETF” and, together with the Target Funds, the “Funds” and each, a “Fund”). After each Conversion takes place, only the Acquiring Fund will continue to operate.

Q.       What is this document and why did we send it to you?

A.       This is an Information Statement/Prospectus that provides you with information about the Conversion of your Fund. The Target Funds and their Acquiring ETFs are series of Guinness Atkinson Funds (the “Trust”). Each Fund and its respective Acquiring ETF pursues identical investment objectives and operates with identical strategies and restrictions. There is no change in investment adviser or portfolio managers. When each Conversion is completed, your shares of the Target Fund will be exchanged for shares of the Acquiring ETF, and the Target Fund will be terminated as a series of the Trust.

You are receiving this document because, as of November 16, 2020, you were a shareholder in one of the two Target Funds. The Conversions do not require approval by shareholders of either Target Fund or its Acquiring ETF, and you are not being asked to vote.

Q.       Has the Board of Trustees approved the Conversions?

A.       Yes, the Board of Trustees of the Trust (the “Board”) approved the Conversions in May 2020. After careful consideration, the Board, including all of the Trustees who are not “interested persons” of the Funds (as defined in the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Trustees”), determined that for each Target Fund, the Conversion is in the best interests of the Target Fund and its shareholders and that neither Target Fund’s existing shareholders’ interests will be diluted as a result of its Conversion. The Acquiring ETFs do not have existing shareholders.

Q.       Why is the Conversion occurring?

A.       The Adviser and the Board believe that operating these two Funds as ETFs is in the best interests of each Fund and its shareholders.

ETFs offer a number of advantages to shareholders that we believe will benefit you following the Conversions. These benefits include:

●	lower expenses because ETFs are less expensive to operate. A number of expenses involved in the operation of an ETF are lower than they are for traditional mutual funds. This includes transfer agency fees, shareholder servicing fees, state registration fees and certain custody related expenses.

○	There are some expenses specific to ETFs, including exchange listing fees and fees paid to the transfer agent and distributor exclusive to ETFs for services unique to ETFs. These fees are largely fixed and relatively low compared to the savings of other expenses incurred by traditional mutual funds.

●	intraday trading, because ETF shares can be purchased and sold throughout the trading day at fair market value on the exchange. (This means that if you decide to sell your ETF shares, you can do that right away at the then-prevailing market price; with the mutual fund, you place your redemption order and your shares are redeemed at the next calculated net asset value, which happens at the end of the trading day).

○	This means you will no longer redeem your shares for cash at the next determined NAV.

○	Buying or selling shares of the ETFs may involve paying a brokerage commission. Additionally, prices on the exchange may be higher or lower than the ETF’s net asset value per share.

●	tax benefits, because generally the fund will not incur gains and losses from portfolio transactions that are incurred to meet redemption requests from other shareholders.

○	We say generally here because a few foreign markets don’t permit in-kind transfers of securities, and sometimes, the Acquiring ETFs might sell securities within their portfolios to meet the redemption requests.

The Adviser believes, and the Board agreed, that operating these two fund strategies in the exchange traded fund structure offers a better value proposition than traditional open-end mutual funds, primarily because of in reduced operational costs, superior transaction flexibility, greater holdings transparency and potentially a fairer tax treatment.

After the Conversions, shareholders of each Target Fund will still be invested in an open-end fund with the same investment objectives, strategies, policies and restrictions, operated by the same investment adviser and portfolio managers, but at a lower overall cost.

The Conversions are designed to not be taxable events for fund shareholders.

Q.       How will this Conversion affect me as a shareholder?

A.       After the Conversion of your Fund, you will own shares of an ETF having an aggregate net asset value equal to the aggregate net asset value of the shares of the Fund you owned when the Conversion happened. Your brokerage firm may not be able to handle fractional shares; if this is the case, we will redeem any fractional shares that you may have at net asset value immediately prior to effectuating the Conversion, and send you the proceeds of that redemption.

In the Conversion, all of the assets and the liabilities of each Target Fund will be transferred to a newly-formed Acquiring ETF. You, as a shareholder of the Target Fund, will receive shares of the Acquiring ETF equal to the value of the shares you own of the Target Fund. Shares of the Acquiring ETF will be transferred to each shareholder’s brokerage account or for direct shareholders, held by a transfer agent until the brokerage account is identified.

No physical share certificates will be issued to shareholders. After the Conversion, a Target Fund shareholder will hold the same percentage of ownership in the corresponding Acquiring ETF as that shareholder held in the Target Fund prior to the Conversion (adjusted for cash distributions, if any).

Q.        Why is no shareholder action necessary?

A.        No vote of the shareholders of the Target Fund is required to approve the Conversions under Delaware law or under the Trust’s Declaration of Trust. Under Rule 17a-8 of the 1940 Act, a vote of shareholders of each Target Fund is not required. This is because each Acquiring ETF is constructed to be identical to its corresponding Target Fund. Each Acquiring ETF will operate using the same investment strategies and policies, and the same portfolio managers, as its respective Target Fund.

Q.        What will change when the Funds are converted to ETFs?

A.        Your Fund will be an exchange traded investment company, known as an ETF. After the Conversion, your Fund will remain a registered investment company, but it will be exchange traded, and you will own shares as you did before the Conversion, but in an Acquiring ETF instead of a Target Fund. You will no longer redeem individual shares directly from the Fund; should you decide to purchase or sell shares in your Acquiring ETF after the Conversion, you will need to place a trade through a broker-dealer who will execute your trade on the NYSE or other nationally recognized exchange at prevailing market prices. As with all ETFs, your broker may charge a commission for purchase and sales transactions, although many brokers do not charge commissions for transactions in ETFs.

Your fund will be a fully transparent, actively managed ETF, which means that portfolio holdings will be available on the ETF’s website every day. The ETF’s website will also contain other information about things like the net asset value, market price, premiums and discounts, and bid-ask spreads, as required by rules that govern exchange traded funds.

Q.        What’s the difference between Guinness Atkinson and SmartETFs?

A.        After the conversion, the two ETFs will carry the SmartETFs brand name rather than the Guinness Atkinson Funds brand name. But, the Adviser will still be Guinness Atkinson. During the conversion process you will be able to find information about the Conversion on the gafunds.com website and the smartetfs.com website. After the Conversion you can get up to date information on the ETFs at www.smartetfs.com.

Q.        Will the Conversion affect the way the Funds are invested?

A.        No. Guinness Atkinson Asset Management will remain as adviser to the Acquiring ETFs and each Acquiring ETF will be managed using the same investment style, restrictions, philosophy, parameters and methodology currently used by its respective Target Fund. The Funds will continue to be actively managed and the portfolio managers will remain the same.

Q.        Are there any risks to owning ETFs that are different than the risks of owning mutual funds?

A.        Yes, there are some differences in risks, and all of these differences relate to the structure of ETFs. We discuss these risks later in the Information Statement/Prospectus, but basically,

●	The Acquiring Fund’s ETF shares will be listed for trading on NYSE Arca, a stock exchange, and shares are bought and sold in the secondary market at a market price. Although it is expected that the market price of an ETF share will approximate its net asset value (NAV), there could be times when the market price and the NAV differ significantly. If that happened, you could pay more or less than NAV when you buy shares on the exchange, and you could receive more or less than NAV when you sell shares on the exchange. All ETFs face this risk.

●	Each Acquiring ETF’s shares will be listed for trading, but it is possible that an active trading market might not be maintained.

●	Trading in ETF shares on an exchange can be halted for a variety of reasons, and this could be an individual trading halt (a particular share is halted) or a market-wide trading halt (the whole exchange stops trading). ETF shares could also be delisted. Both trading halts and delistings happen for a variety of reasons. All ETFs face these risks.

●	Only financial institutions that enter into an Authorized Participant Agreement with the Trust can engage in creation or redemption transactions for ETF shares. If the Acquiring ETFs Authorized Participants decide not to create or redeem shares, shares could trade at a premium or discount to Acquiring ETFs NAV, and could face trading halts or delistings.

Q.       Can you explain more about the operating expenses of the ETFs?

A.       The services required to operate an ETF are somewhat different than the services required to operate a traditional mutual fund. The services to operate an ETF are, in aggregate, less expensive than the services required to operate traditional mutual funds.

Transfer agency and shareholder servicing fees for mutual funds often involve minimum annual fees as well as variable fees based on the size of the fund and sometimes, specific expenses incurred to service the fund. By comparison, for ETFs, the transfer agency fees are fixed and the fixed rate for ETFs is often less than the minimum for traditional mutual funds. ETFs generally don’t have shareholder servicing fees.

In many states, mutual funds are required to pay state registration fees. These fees often involve a minimum fee plus a variable amount based on the number of shares purchased in each state. Because they are exchange listed, ETFs are exempt from these fees. However, ETFs must pay an exchange listing fee. While circumstances vary, exchange listing fees are lower than the state registration fees for mutual funds.

Both mutual funds and ETFs pay custody fees, which is a fee paid to a service provider that holds the fund’s assets. Some activity-based custody fees, which relate to the frequency of purchases and sales of assets the fund holds, are not incurred by ETFs because of the way ETF shares are purchased. In an ETF, purchase- and redemption-related expenses are generally incurred and borne by the Authorized Participant and are not borne by the Fund and its shareholders.

●	When a mutual fund sells shares, it incurs some cost to invest the incoming funds. When an ETF sells shares in a creation unit, these costs are not incurred by the ETF. In the ETF creation unit process, the ETF will receive incoming transfers of shares, so that the ETF does not incur traditional custody and brokerage costs when new ETF shares are created.

●	When a mutual fund redeems shares, it may sell portfolio holdings to pay redemptions, and pay custody fees on those trades and realize capital gains and losses to be distributed to all shareholders. When a block of shares is redeemed from the ETF, the redemption is paid out by delivering to the Authorized Participant shares of the underlying portfolio holdings, which means that the ETF generally does not sell portfolio holdings to pay redemptions. (We say “generally” because both of the Target Funds hold foreign securities; in some foreign securities markets, often called “cash in lieu” markets, a shareholder cannot transfer the shares it owns to another shareholder, but has to sell them in the market and deliver the proceeds).

As explained later in this Information Statement/Prospectus, the Adviser has agreed to cap the total expense ratios for the two Acquiring ETFs. For the Asia Pacific Dividend Builder ETF the Adviser has agreed to an expense limit of 0.78%. For the Dividend Builder ETF, the Adviser has agreed to an expense limit of 0.65%. As with the existing expense caps, these lowered expense caps exclude acquired fund fees and expenses, if any, interest, taxes, dividends on short positions and any extraordinary expenses, as well as brokerage commissions or fees for securities lending activities.

Q.       Are there expenses the ETF incurs that the mutual fund does not have?

A.       Yes. ETFs require some services, and incur some expenses, that traditional mutual funds do not face. This includes certain services provided by the custodian and distributor for basket transaction services and the order entry process unique to ETFs. These fees are largely fixed. These fees are small in comparison to the amount of expenses that will be saved by operating as an ETF.

Q.       Are there are other benefits to ETFs?

A.        Yes, there are a number of additional benefits to the ETF structure.

Flexibility to Exit. ETFs offer significantly more flexibility for investors, because investors can purchase and sell shares intra-day at a market-determined price, instead of being forced to wait for a redemption at the next calculated NAV per share at the end of the trading day. This means that when a shareholder decides to purchase, or sell, shares of the ETF they can act on that decision immediately by calling their broker or placing an order. The price realized may be higher or lower than the ETF’s net asset value per share, and might not be the same at the ETF’s next calculated NAV at the close of the trading day. You should understand, however, that unlike a mutual fund shareholder, an ETF shareholder generally cannot redeem their shares directly from the fund at the next-calculated NAV, unless the shareholder is an “Authorized Participant” redeeming a large block of shares.

Transparency. ETFs like the Acquiring ETFs will operate with full transparency. What this means in practice is that each ETF’s holdings will be made public each day and can be found on the ETF’s website. Some investors may find this advantageous as it may help them decide whether to invest or not; existing and potential shareholders can examine the ETF’s holdings and decide if the specific mix of holdings meets their needs. It also means that shareholders know exactly what companies the ETF is investing in at all times. By contrast, in a mutual fund, the fund’s holdings are only required to be disclosed quarterly. Your mutual funds also voluntarily disclose their top ten holdings in the monthly reports, which are available on the Funds’ website.

Tax Advantages. ETFs have certain tax advantages over traditional open-end funds. If a mutual fund or an ETF holds securities that have appreciated in value, and then sells those securities, that sale transaction creates a capital gain, which is paid out to shareholders at the end of the year. Because ETFs only allow Authorized Participants to create and redeem shares and because the Authorized Participants’ creation and redemption transactions are generally effected on an in-kind basis (meaning they purchase/redeem ETF shares not for cash but generally by exchanging a basket of stocks that replicate the holdings within the ETF), ETFs typically do not sell portfolio positions to meet redemptions; as a result, they do not generate gains or losses on those transactions. After the conversion, it is expected that the shareholders in the Acquiring Funds (which are ETFs) will have a smaller amount of taxable capital gain dividends than they would in an identical traditional open-end fund such as the Target Funds. As with the Target Funds, taxable investors in an Acquiring Fund may incur tax obligations based on their individually generated taxable activity (that is, the gains or losses they generate in buying and selling ETF shares). Acquiring Fund shareholders should not expect to be completely free from distribution of capital gains, but ETFs generally have been able to avoid large annual distributions of capital gains, because ETFs generally do not sell positions to fund redemptions of creation units.

Brokerage Interaction for Sales -- ETFs are bought and sold differently than mutual funds. While ETFs enjoy a cost advantage over traditional open-end mutual funds, investors that wish to purchase or sell ETF shares after the Conversion will need to have a broker-dealer execute their transaction. Unlike a mutual fund, ETF shares cannot be purchased or redeemed directly from the Fund (except by an Authorized Participant).

This could mean shareholders will pay a brokerage commission to sell, or buy, ETF shares (although some brokerage firms no longer charge brokerage commissions for transactions in ETFs). Paying a brokerage commission may or may not be significant depending on the type of brokerage firm used, the commission structure (which could be a flat fee or a per share charge) and the services provided by the broker-dealer. By contrast, under the mutual fund model, shares in the Fund are currently available for purchase directly from the Fund without any charge and are also available from a variety of broker-dealers; currently, when shares in the Funds are traded through these broker-dealers, sometimes there is a transaction charge and sometimes there is no transaction charge, depending on the individual shareholder’s relationship with the broker-dealer; and some shareholders who buy shares through a broker dealer are participating in an investment arrangement that includes other charges, such as an account fee.

In addition, ETF shares have a bid-ask spread and this spread may be considered a form of transaction charge. A bid-ask spread is the difference between the highest price a buyer is willing to pay for ETF shares on the exchange, and the lowest price that a seller is willing to accept for ETF shares on the exchange. By contrast, mutual fund shares are purchased and redeemed at net asset value per share.

What does this mean, for you as a shareholder? Because ETF shares trade on an exchange at market prices rather than at the net asset value, ETF shares may trade at a price greater than net asset value (premium) or less than net asset value (discount). You may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase ETF shares (bid) and the lowest price a seller is willing to accept for ETF shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).

Information about each ETF’s net asset value, market price, premiums and discounts, and bid-asks spreads will available on the ETF’s website at www.smartetfs.com.

ETF Share Prices and NAV. One of the features of an ETF is that the mechanism that underpins the creation and redemption of ETF shares is designed to align the market price of the ETF’s share with its net asset value. Only Authorized Participants are able to deal directly with the ETF itself, meaning only the APs are able to create or redeem shares and then only in large blocks of shares called creation units. A creation or redemption transaction is generally accomplished by the APs delivering or receiving a basket of securities into or from the ETF in exchange for shares in the ETF. Further, because the securities that comprise the basket are known to the APs and other traders, there exists an opportunity for the APs and other traders to seek a profit when the net asset value of the ETF varies from the market price of the ETF.

For example, when an ETFs shares trade in the open market at a market price below net asset value (“NAV”) (at a “discount”), APs likely will buy ETF shares in the market in sufficient size to be a creation unit and then redeem that creation unit with the ETF at NAV, profiting from the difference between the market price and the NAV. However, the act of bidding or acquiring ETF shares in such large blocks may have the effect of raising the market price at which the ETF shares trade, and thus align the market price more closely with the NAV.

Similarly, when an ETFs shares trade at market prices above the NAV (at a “premium”), APs would likely make new creation units of ETF shares, which they will then sell into the market, profiting from the difference, and this selling pressure also may have the effect of driving market price of the ETF shares closer to NAV.

The activity described here should work to keep the net asset value and the market price generally in line with one another. There are times when the markets are extremely volatile that this mechanism breaks down, and there have been instances where some exchange traded funds trade at prices significantly different from the net asset value.

Q.       When will the Conversions occur?

A.       The Adviser is anticipating a Conversion date on or around December 18, 2020. This date could be delayed, because some administrative conditions must be satisfied to implement the Target Funds’ conversion. Your Fund will publicly disclose updates on material developments throughout the process. Additionally, updates on the Conversion process will be available at www.gafunds.com.

Q.       Who will pay for the Conversions?

A.       The costs of the Conversions will be borne by Guinness Atkinson Asset Management, Inc. (“GAAM”, the “Investment Adviser” or the “Adviser”). The costs associated with the Conversion will not affect the net asset value per share of either Target Fund. The costs associated with the Conversions are expected to be approximately $210,000.

Q.       Will shareholders have to pay any sales load, commission or other similar fee in connection with the Conversion?

A.       No. Shareholders will not pay any sales load, commission or other similar fee in connection with the Conversion. Neither the Target Funds nor the Acquiring ETFs charge a sales load.

After the Conversions take place, shareholders of each Acquiring ETF will no longer redeem their individual shares directly from the Trust. Instead, they will be able to sell their shares on an exchange. Sales of shares on an exchange take place through a broker, and some brokers charge commissions or other fees.

Q.       Will the Conversions result in any federal tax liability to me?

A.       The Conversions are designed to be treated as tax-free reorganizations for federal income tax purposes. There are two caveats to this:

1.	It is likely that as part of the Conversion, shareholders will receive cash compensation for any fractional shares that they hold. The redemption of these fractional shares will likely be a taxable event, albeit a small one.

2.	Is it likely that the Guinness Atkinson Asia Pacific Dividend Builder Fund will incur some capital gain in connection with the Conversion. Why is this happening? The Target Fund holds foreign securities in a market that does not permit in-kind transfers, such as to the Acquiring ETF. In the Conversion, the Target Fund will sell those securities, which could result in a capital gain, and transfer the proceeds to the Acquiring ETF.

Assuming that the parties comply with the terms of the Agreement and Plan of Reorganization and Termination (“Plan of Reorganization”) and supply appropriate representation letters, the Trust will receive an opinion, with respect to each Conversion, that the transaction should be a tax-free reorganization. The realized and unrealized gains, losses and net income for each of the Target Funds will carry over to their respective Acquiring ETFs in the Conversion, and net realized and net income, if any, will continue to be distributed in a manner consistent with the current Guinness Atkinson Funds. Shareholders should consult their tax advisor about possible state and local tax consequences of the Conversion, if any, because the information about tax consequences in this document relates to the federal income tax consequences of the Conversion only.

Q.       Can I purchase, redeem or exchange shares of a Target Fund before the Conversion takes place?

A.       Yes. You can purchase or redeem shares of the Target Funds as usual, until the Conversion occurs. You may redeem your Fund shares, at any time before your Fund’s Conversion takes place. Any shares not redeemed before the Closing Date will be exchanged for shares of the Acquiring ETF.

You can also exchange your Target Fund shares into another mutual fund in the Guinness Atkinson fund complex, which will be treated as a normal exchange of shares. If you are a direct shareholder you may exchange shares of your Target Fund into another Guinness Atkinson Fund by calling 800 915-6566. If you hold your shares in a brokerage account contact your broker regarding an exchange. You need to make this exchange before the conversion date. After the Conversion, shares of an ETF cannot be exchanged into another Guinness Atkinson Fund.

Direct shareholders can redeem their shares by calling the customer service team at 800 915-6566. If you hold your Target Fund shares with a broker, you can purchase additional shares or redeem as usual by contacting your broker. We don’t recommend additional purchase transactions for direct shareholders during the Conversion process.

Q.       What if I want to purchase or redeem shares of my Acquiring ETF after the Conversion?

A.        You will need to contact your broker. After the Conversion, you will hold shares of the ETF that corresponds to your mutual fund. Because the ETFs are exchange traded funds, this means that you cannot redeem your individual shares anymore. Instead, you will need to call your broker and place an order to sell your Acquiring ETF shares on the exchange. Depending on your brokerage firm this may mean paying a commission.

Q.       Whom do I contact for further information?

A.       You can contact your financial adviser for further information. You may also contact the Funds at 1-800-915-6566. You may also visit our website at www.gafunds.com. You can also call the SmartETFs customer service line at 866-307-5990.

Important additional information about the Conversion is set forth in the accompanying
Information Statement/Prospectus. Please read it carefully.

GUINNESS ATKINSON FUNDS

225 South Lake Avenue, Suite 216

Pasadena, CA 91101

PROSPECTUS FOR

SmartETFs ASIA PACIFIC DIVIDEND BUILDER ETF (ADIV)

SmartETFs DIVIDEND BUILDER ETF (DIVS)

each, a series of Guinness Atkinson Funds

GUINNESS ATKINSON FUNDS

225 South Lake Avenue, Suite 216

Pasadena, CA 91101

DATED: November 18, 2020

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement/Prospectus is furnished to you as a shareholder of the Guinness Atkinson Asia Pacific Dividend Builder Fund or Guinness Atkinson Dividend Builder Fund (each, a “Fund” or a “Target Fund” and collectively, the “Funds” or the “Target Funds”). After careful consideration, the Funds’ investment adviser, Guinness Atkinson Asset Management, Inc. (“GAAM” or the “Adviser”) has recommended, that the Board of the Trustees of the Funds (the “Board”) has approved the merger of each Target Fund into the Acquiring ETF as identified in the table below. Each of the Target Funds and the Acquiring ETFs are a series of Guinness Atkinson Funds, a Delaware statutory trust (the “Trust”).

Target Fund		Acquiring ETF
Guinness Atkinson Asia Pacific Dividend Builder Fund	→	SmartETFs Asia Pacific Dividend Builder ETF
Guinness Atkinson Divided Builder Fund	→	SmartETFs Dividend Builder ETF

Each Target Fund and its respective Acquiring ETF have identical investment objectives, investment strategies, policies, restrictions and risks, and there will be no change in investment adviser or portfolio managers. There are differences in how the Acquiring ETFs are distributed, purchase procedures for the Acquiring ETFs and redemption procedures for the Acquiring ETFs, which are summarized below. After the Conversions, each of the Acquiring ETFs will be operated at a lower total expense ratio than its respective Target Fund.

Throughout, we are referring to each of these transactions as a “Conversion”. For purposes of this Information Statement/Prospectus, the terms “shareholder,” “you” and “your” refer to the shareholders of the Target Funds. The Trust is an open-end management investment company organized as a Delaware statutory trust. GAAM is the investment adviser to the Target Funds and the Acquiring ETFs.

The Board of Trustees of the Trust (the “Board”), on behalf of each Fund, has approved the Conversion and has determined that the Conversion is in the best interests of each Target Fund and its respective shareholders. For each Conversion, the Acquiring ETF has the same investment objective, investment strategy and investment restrictions as its respective Target Fund, and there are no changes in investment adviser or portfolio managers.

Shares of each Acquiring ETF will be listed for trading on NYSE Arca, Inc.

In preparation for the closing of the Conversions, the last day to purchase shares of the Target Funds will be December 15, 2020. Redemption orders for Target Fund shares must be placed by December 17, 2020 or the Target Fund shares will be converted. The Conversions are expected to close after the end of trading on December 18, 2020. The Acquiring ETFs will open for trading on December 21, 2020.

This Information Statement/Prospectus sets forth concisely the information you should know about the Conversions of the Target Funds and constitutes an offering of the shares of the Acquiring ETFs issued in the Conversion. Please read it carefully and retain it for future reference.

In addition, the following documents each have been filed with the Securities and Exchange Commission (the “SEC”), and are incorporated herein by reference:

●	the Prospectus related to each Target Fund, dated May 1, 2020), as supplemented September 17, 2020, which is on file with the SEC (http://www.sec.gov) (File No. 811-08360) (Accession No. 0001398344-20-018635);

●	the Statement of Additional Information related to each Target Fund, dated May 1, 2020, as supplemented September 17, 2020, which is on file with the SEC (http://www.sec.gov) (File No. 811-08360) (Accession No. 0001398344-20-018635);

●	the Prospectus related to each Acquiring Fund, dated September 21, 2020, which is on file with the SEC (http://www.sec.gov) (File No. 811-08360) (Accession No. 0001398344-20-018866);

●	the Statement of Additional Information related to each Acquiring ETF, dated September 21, 2020, which is on file with the SEC (http://www.sec.gov) (File No. 811-08360) (Accession No. 0001398344-20-018866);

●	the Annual Report to shareholders of the Target Funds for the fiscal year ended December 31, 2019, which has previously been sent to shareholders of the Target Fund and is on file with the SEC (http://www.sec.gov) (File No. 811-08360) (Accession No. 0001104659-20-031259); and
●	the Semi-Annual Report to shareholders of the Target Fund and the Acquiring ETF for the fiscal period ended June 30, 2020, which has previously been sent to shareholders of the Target Fund and is on file with the SEC (http://www.sec.gov) (File No. 811-08360) (Accession No. 0001398344-20-018238).

In addition, the Acquiring ETFs have filed a Summary Prospectus, Prospectus and Statement of Additional Information for the Acquiring ETFs as they will be offered after the Conversion.

Because the Acquiring ETFs have not yet commenced operations, no annual or semi-annual report is available.

This Information Statement/Prospectus will be mailed on or about November 25, 2020 to shareholders of record of the Target Funds as of November 16, 2020 (the “Record Date”).

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and in accordance therewith, file reports and other information, including proxy materials, with the SEC.

The Target Funds’ Prospectus, Statement of Additional Information, annual and semi-annual reports and the Statement of Additional Information related to this Information Statement/Prospectus are available upon request and without charge by writing to the Funds at Guinness AtkinsonTM Funds c/o U.S. Bank Global Fund Services, P.O. Box 701Milwaukee, Wisconsin 53201-0701] or by calling toll-free at 1-800-915-6566. They are also available, free of charge, at the Funds’ website at www.gafunds.com. Information about the Funds can also be reviewed and copied at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549-0102. Call 1-202-551-8090 for information on the operation of the public reference room. This information is also accessible via the Edgar database on the SEC’s internet site at www.sec.gov and copies may be obtained upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS INFORMATION STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION NOT CONTAINED IN THIS INFORMATION STATEMENT/PROSPECTUS AND, IF SO GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THIS INFORMATION STATEMENT/PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY SECURITIES IN ANY JURISDICTION IN WHICH, OR TO ANY PERSON TO WHOM, IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Contents

SUMMARY	22
Fees and Expenses	22
Investment Objectives and Policies	24
Distribution, Purchase Procedures, Exchange Rights and Redemption Procedures	25
Differences in Purchases of Shares	26
Differences in Exchange Privileges	27
Differences in Redemption of Shares	27
Federal Tax Consequences	28
Principal Risks	28
INFORMATION ABOUT THE CONVERSIONS	29
Conversions	29
Reasons for the Proposed Conversions	30
Board Considerations	31
COMPARISON OF THE TARGET FUND AND SURVIVING ACQUIRING ETF	32
Comparison of Investment Objectives, Principal Investment Strategies and Principal Risks	32
Investment Objectives	32
Investment Strategies	32
Fundamental Investment Policies	34
Comparison of Principal Risks of Investing in the Funds	34
Performance History	42
MANAGEMENT OF THE FUNDS	44
The Investment Adviser	44
Portfolio Managers	45
Other Service Providers	46
Purchase, Redemption and Pricing of Fund Shares	46
Frequent Trading/Market Timing	49
Dividends, Distributions and Taxes	50
Sales Loads	50
Rule 12b-1 Distribution Plan	50
Taxes	50
FINANCIAL HIGHLIGHTS	51
ADDITIONAL INFORMATION RELATING TO THE CONVERSIONS	51
Description of the Conversions	51

Terms of the Conversion	52
Capitalization	52
Portfolio Turnover	53
Federal Income Taxes	53
Portfolio Repositioning	54
Expenses of the Conversion	55
Share Certificates	55
OTHER INFORMATION	55
Shareholder Information	55
Shareholder Rights and Obligations	56
Shareholder Proposals	56
EXHIBIT A - Agreement and Plan of Reorganization	A-1
EXHIBIT B FINANCIAL HIGHLIGHTS	B-1

SUMMARY

The following summarizes more complete information appearing later in this Information Statement/Prospectus. Shareholders should read the entire Information Statement/Prospectus carefully.

This Information Statement/Prospectus relates to the Conversions of the Target Funds into their respective Acquiring ETFs. The Conversions are taking place to convert the two Funds, which are traditional open-end mutual funds, into exchange-traded funds.

Acquiring ETF
Guinness Atkinson Asia Pacific Dividend Builder Fund	→	SmartETFs Asia Pacific Dividend Builder ETF
Guinness Atkinson Divided Builder Fund	→	SmartETFs Dividend Builder ETF

The Trust, organized under the laws of the state of Delaware, is an open-end management investment company registered with the SEC. Each of the Target Funds and the Acquiring ETFs are organized as separate series of the Trust. Guinness Atkinson Asset Management, Inc. (“GAAM” or the “Adviser”) serves as investment adviser to each of the Target Funds and the Acquiring ETFs.

Fees and Expenses

As an investor, shareholders pay fees and expenses to buy and hold shares of the Funds or the Acquiring ETFs. Neither the Target Funds nor the Acquiring ETFs charge a front-end or deferred “sales charge” or Rule 12b-1 plan fees. Shareholders pay annual fund operating expenses indirectly because they are deducted from fund assets.

The following tables allow you to compare the shareholder fees and annual fund operating expenses as a percentage of the aggregate daily net assets of each Target Fund and its Acquiring ETF. There is no separate pro forma column because the Acquiring ETF column shows the fees and expenses that will apply going forward; the Acquiring ETFs are not operational and do not currently have assets.

The tables below show each Target Fund’s fees and expenses based on the Target Fund’s assets for the semi-annual period ended June 30, 2020. The pro forma Acquiring ETF’s expenses assumed the Target Fund’s assets in effect for the same period. The Acquiring ETF’s “Other Expenses” are estimated.

Due to changing market conditions, total asset levels, and other factors, expenses at any time during the current fiscal year may be significantly different from those shown, but both the Target Funds and the Acquiring ETFs are subject to an expense reimbursement agreement.

Conversion 1: Guinness Atkinson Asia Pacific Dividend Builder Fund (Target Fund) into SmartETFs Asia Pacific Dividend Builder ETF (Acquiring ETF)

	Target Fund	Acquiring ETF (Pro Forma)
Shareholder Fees (fees paid directly from your investment)	2.00%[1]	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investments)
Management Fees:	1.00%	0.75%
Distribution and Service (12b-1) Fees:	None	None
Other Expenses:
Shareholder Servicing Plan Fees	0.20%	None
Interest expenses	0.02%	--
All Other Expenses	1.20%	1.35%[2]
Total Annual Fund Operating Expense	2.42%	2.10%
Fee Waiver/Expense Reimbursement	-1.30%[3]	-1.32%[4]
Total Annual Fund Operating Expenses after Fee Waiver/Expense Reimbursement	1.12%	0.78%

1	The Target Fund imposes a Redemption/Exchange Fee for shares held less than 30 days from purchase, plus a $15 wire fee, if applicable, for payments of redemption proceeds by wire transfer.
2	Estimate based on the expenses the Fund expects to incur for the current fiscal year.
3	The Adviser has contractually agreed to reduce its fees and/or pay Fund expenses (excluding Acquired Fund Fees and Expenses, interest expense, taxes, dividends on short positions and extraordinary expenses) in order to limit the Target Fund’s Total Annual Operating Expenses to 1.10% through June 30, 2024. To the extent that the Adviser absorbs expenses to satisfy this cap, it may recoup a portion or all of such amounts absorbed at any time within three fiscal years after the fiscal year in which such amounts were absorbed, subject to the expense cap in place at the time recoupment is sought, which cannot exceed the expense cap at the time of the waiver. The expense limitation agreement may be terminated by the Board of the Target Fund at any time without penalty upon 60 days’ notice.
4	The Adviser has contractually agreed to reduce its fees and/or pay ETF expenses (excluding Acquired Fund Fees and Expenses, interest expense, taxes, dividends on short positions and extraordinary expenses) in order to limited the Acquiring ETF’s Total Annual Operating Expenses to 0.78% through June 30, 2024. The expense limitation agreement may be terminated by the Board of the Target Fund at any time without penalty upon 60 days’ notice.

Conversion 2: Guinness Atkinson Dividend Builder Fund (Target Fund) into SmartETFs Dividend Builder ETF (Acquiring ETF)

	Target Fund	Acquiring ETF (Pro Forma)
Shareholder Fees (fees paid directly from your investment)	None[1]	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investments)
Management Fees:	0.45%	0.45%
Distribution and Service (12b-1) Fees:	None	None
Other Expenses:
Shareholder Servicing Plan Fees	0.22%	None
All Other Expenses	1.04%	1.28%[2]
Total Annual Fund Operating Expense	1.71%	1.73%
Fee Waiver/Expense Reimbursement	-1.03%[3]	-1.08%[4]
Total Annual Fund Operating Expenses after Fee Waiver/Expense Reimbursement	0.68%	0.65%
1	The Target Fund charges a $15 fee for each payment of redemption proceeds by wire transfer.

2	Estimate based on the expenses the Acquiring ETF expects to incur for the current fiscal year.

3.	The Adviser has contractually agreed to reimburse expenses (excluding Acquired Fund Fees and Expenses, interest, taxes, dividends on short positions and extraordinary expenses) in order to limit the Target Fund’s Total Annual Operating Expenses to 0.68% through June 30, 2024. To the extent that the Adviser absorbs expenses to satisfy this cap, it may recoup a portion or all of such amounts absorbed at any time within three fiscal years after the fiscal year in which such amounts were absorbed, subject to the expense cap in place at the time recoupment is sought, which cannot exceed the expense cap at the time of the waiver. The expense limitation agreement may be terminated by the Board of the Fund at any time without penalty upon 60 days’ notice.
4.	The Adviser has contractually agreed to reimburse expenses ((excluding Acquired Fund Fees and Expenses, interest expense, taxes, dividends on short positions and extraordinary expenses) in order to limit the Fund’s Total Annual Operating Expenses to 0.65% through June 30, 2024 There is no recoupment provision under this agreement. The expense limitation agreement may be terminated by the Board of the Fund at any time without penalty upon 60 days’ notice.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Target Funds with the cost of investing in the Acquiring ETFs. The Example assumes that you invest $10,000 in each fund for the time periods indicated and then redeem or continue to hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that each fund’s operating expenses remain the same. The Example further assumes that the expense limitations of the Target Funds described in the footnotes to the fee table are in effect only until the end of the 3-year period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Guinness Atkinson Asia Pacific Dividend Builder Fund (Target Fund)	$114	$356	$913	$2,435
SmartETFs Asia Pacific Dividend Builder ETF (Acquiring ETF) (pro forma)	$80	$249	$738	$2,092
Guinness Atkinson Dividend Builder Fund (Target Fund)	$69	$218	$619	$1,743
SmartETFs Dividend Builder ETF (Acquiring ETF) (pro forma	$66	$208	$614	$1,751

For each Conversion, the projected post-reorganization pro forma annual fund operating expenses and the pro forma expense example presented above are based on material assumptions. Although these projections represent good faith estimates, there can be no assurance that any particular level of expenses or expense savings will be achieved because expenses depend on a variety of factors, including the future level of each Acquiring ETF's assets at the time the ETF commences investment operations, many of which are beyond the control of the Adviser or the Acquiring ETFs.

Investment Objectives and Policies

For each Target Fund and its respective Acquiring ETF, there are no differences in the investment objectives, investment strategies, or investment restrictions. The same portfolio managers will continue to manage the Acquiring ETFs.

Comparison of investment objectives

Target Funds		Acquiring ETFs
Guinness Atkinson Asia Pacific Dividend Builder Fund	Dividend income and long-term capital growth.	SmartETFs Asia Pacific Dividend Builder ETF	Same.
Guinness Atkinson Dividend Builder Fund	A moderate level of current income and consistent dividend growth at a rate that exceeds inflation.	SmartETFs Dividend Builder ETF	Same.

Comparison of investment restrictions

Target Funds	Acquiring Funds
No Fund may:
1. Issue senior securities, except that the Fund may borrow up to 33-1/3% of the value of its total assets from a bank (i) to increase its holdings of portfolio securities, (ii) to meet redemption requests, or (iii) for such short-term credits as may be necessary for the clearance or settlement of the transactions. The Fund may pledge up to 33 1/3% of its assets to secure such borrowings.	Same.
2. Buy or sell commodities or commodity contracts or real estate or interests in real estate (including real estate limited partnerships), except that it may purchase and sell futures contracts on stock indices, interest rate instruments and foreign currencies, securities that are secured by real estate or commodities, and securities of companies that invest or deal in real estate or commodities.	Same.
3. Make loans, except through repurchase agreements to the extent permitted under applicable law.	Same.

4. Act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable securities laws.	Same.
5. Purchase securities on margin, except such short-term credits as may be necessary for clearance of transactions and the maintenance of margin with respect to futures contracts.	Same.
6. Make short sales of securities or maintain a short position (except that the Fund may maintain short positions in foreign currency contracts, options and futures contracts).	Same.
7. Purchase or otherwise acquire the securities of any open-end investment company (except in connection with a merger, consolidation, acquisition of substantially all of the assets or reorganization of another investment company) if, as a result, the Fund and all of its affiliates would own more than 3% of the total outstanding stock of that company.	Same.
8. Invest 25% or more of the total value of its assets in a particular industry, except that this restriction shall not apply to U.S. government securities.	Same.
Applicable to the Guinness Atkinson Dividend Builder ETF only:

The Dividend Builder Fund may not:

1. With respect to 75% of the Dividend Builder Fund’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

Same with respect to SmartETFs Dividend Builder ETF only.

Distribution, Purchase Procedures, Exchange Rights and Redemption Procedures

There are material differences in the distribution procedures, purchase procedures and exchange rights, and redemption procedures. The table below summarizes the changes generally, but please see the narrative discussion following the table for more information about these topics.

	Target Funds	Acquiring ETFs
Distribution	Shares may be purchased directly from the fund or through financial intermediaries, including platforms.

Individual shares may be purchased in the secondary market on an exchange, through a broker.

New shares may only be purchased directly from an ETF in large groups called “creation units” (10,000 or more shares) and only through an “Authorized Participant”.

Purchase procedures	Shareholders open an account with the fund or otherwise purchase their shares through their financial intermediary.	Shareholders purchase or sell individual shares on the exchange, through a broker. Authorized Participants may purchase creation units of shares from the Trust.
Exchange rights	Shareholders may exchange into any other Guinness Atkinson Fund	No exchange rights.
Redemption procedures	Shareholders may redeem shares directly from the Fund at NAV at any time and will receive proceeds in cash.

Individual shareholders “exit” their investment in the ETFs by selling shares on the exchange, through a broker.

Shares may only be redeemed in creation units by Authorized Participants; redeeming shareholders receive securities, not cash.

For both the Target Funds and the Acquiring ETFs, the NAV of a fund is determined at the close of regular trading (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for business.

The Target Funds currently apply a “fair value factor” to value holdings of shares in markets outside the United States. This is applied when the Target Fund’s NAV is determined.

The ETFs will not apply this “fair value factor”, and unless a fair valuation event occurs that requires the adviser to apply the Acquiring ETF’s fair valuation procedures, the Acquiring ETF will generally use the closing market price of securities traded on foreign exchanges, even if they are closed with the NYSE Arca is open for trading in the Acquiring ETF’s shares.

Differences in Purchases of Shares

Target Funds

Shares of each Target Fund are sold at net asset value (“NAV”). Shareholders or prospective shareholders of each Target Fund may purchase shares of a Target Fund on any day that the NYSE is open for trading, subject to certain restrictions. Purchases may be made by mailing an application or request to Guinness Atkinson Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201, or by calling 1-800-915-6566. You also may purchase shares through a financial intermediary. The minimum initial investment for each Target Fund is $100 and the minimum subsequent investment is $100.

Acquiring ETFs

The Acquiring ETFs will be traded on the NYSE Arca exchange during the trading day. Individual fund Shares can be bought and sold in the secondary market (the exchange) through a broker or dealer at a market price throughout the trading day, like other shares of publicly traded securities. ETF shares are bought and sold at market prices, rather than the net asset value, and shares may trade at a price greater or less than the net asset value. There is no minimum investment for purchases made on the exchange. When buying or selling ETF shares through a broker, you may incur customary brokerage commissions and charges. When charged, the commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. . In addition, you will incur the cost of the “spread,” which is the difference between what investors are willing to pay for shares (the “Bid” price) and the price at which they are willing to sell the shares (the “Ask” price). The spread with respect to a Fund’s shares varies over time based on the Fund’s trading volume and market liquidity, and is generally lower (or narrow) if the Fund has a lot of trading volume and market liquidity and higher (or wider) if the Fund has little trading volume and market liquidity. When the spread widens, particularly in times of market stress, you may pay significantly more or receive significantly less than the underlying value of the Fund shares when they buy or sell ETF Shares in the secondary market. Because of the costs of buying and selling ETF shares, frequent trading may reduce investment returns.

Only certain large investors that have contractually agreed to be, and have been designated as, Authorized Participants are able to purchase and redeem large blocks of shares directly with the Acquiring ETFs. Purchase and redemption activity conducted by Authorized Participants directly with the Fund will be done in increments of 10,000 share Creation Units. A Transaction Fee of $405 per Creation Unit is charged to Authorized Participants who create or redeem shares in Creation Units. The Fund will issue or redeem Creation Units in return for a basket of assets that the Fund specifies each day and are effected at the net asset value (“NAV”) next determined after the receipt of an order in proper form. The value of the minimum initial or subsequent investment by an Authorized Participant varies with the value of the basket of assets specified by the Fund each day. Fund shares may only be purchased or redeemed in Creation Units by submitting an order to the Fund’s transfer agent. More information about the purchase and sale of ETF shares in Creation Units can be found in the Fund’s Statement of Additional Information under “Purchase and Redemption of Shares in Creation Units”.

Purchase and redemption activity conducted by Authorized Participants directly with the Acquiring ETFs are subject to a Transaction Fee. A Transaction Fee is charged on each Creation Unit and is paid by Authorized Participants who create or redeem shares in Creation Units. The amount of the Transaction Fee can change from time to time and the specific amount is announced to Authorized Participants before the fee changes. The Transaction Fee is:

Acquiring ETF	Transaction Fee
SmartETFs Asia Pacific Dividend ETF	$965
SmartETFs Dividend Builder ETF	$405

Differences in Exchange Privileges

Target Funds

Shareholders of the Target Funds may exchange shares into the other Guinness Atkinson mutual funds.

Acquiring ETFs

There is no exchange privilege for the Acquiring ETFs. This means that to exit an investment in an Acquiring ETF, a shareholder would sell the shares on the exchange at a market price, which could incur a brokerage commission or other fee.

Differences in Redemption of Shares

Target Funds

Shares of each Target Fund are redeemed directly from the Target Fund at net asset value (“NAV”) on any day that the NYSE is open for trading, subject to certain restrictions. Redemptions may be made by mailing an application or redemption request to Guinness Atkinson Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201, or by calling 1-800-915-6566. Shareholders may also redeem shares through a financial intermediary.

Acquiring ETFs

The Acquiring ETFs are traded on the NYSE Arca exchange. Individual ETF shares are not redeemed by investors directly from the Acquiring ETFs, except in creation units. To exit an investment, an investor would sell individual ETF Shares on the exchange through a broker-dealer. If you wish to sell shares of the Acquiring ETFs, you should contact your broker. You may incur a brokerage fee when selling shares of the Acquiring ETFs. Because the Shares trade on an exchange at market prices rather than at the net asset value shares may trade at market prices that are greater than net asset value (premium) or less than net asset value (discount).

Only certain large investors that have contractually agreed to be, and have been designated as, Authorized Participants are able to redeem large blocks of shares directly with the Acquiring ETFs. Redemption activity conducted by Authorized Participants directly with the Acquiring ETFs will generally be done in increments of 10,000 share Creation Units. A Transaction Fee is charged per Creation Unit to Authorized Participants who redeem shares in Creation Units. The Transaction Fee is:

Acquiring ETF	Transaction Fee
SmartETFs Asia Pacific Dividend ETF	$965
SmartETFs Dividend Builder ETF	$405

The Acquiring ETFs will redeem Creation Units in return for a basket of assets that each Acquiring ETF specifies each day and are effected at the net asset value (“NAV”) net determined after the receipt of an order in proper form. Shares of the Acquiring ETF may only be redeemed in Creation Units by submitting an order to the Acquiring ETF’s transfer agent. More information about the purchase and sale of shares in Creation Units can be found in the Statement of Additional Information under “Purchase and Redemption of Shares in Creation Units”.

More detailed information including a comparison is available in the section “Comparison of the Target Fund and Acquiring ETF —Purchase, Redemption and Pricing of Fund Shares” in this Information Statement/Prospectus.

Federal Tax Consequences

Note: Throughout, we have called the transactions described here a “Conversion”, but now we are going to use the word “Reorganization”. We are not trying to be confusing – but the discussion that follows is based on the Internal Revenue Code, which has a special definition of “reorganization” and detailed rules that use the word “reorganization”. Each Conversion is a “Reorganization” for purposes of the tax discussions in this document.

Each Reorganization is expected to be a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”) (except with respect to cash, if any, received in lieu of fractional shares). Accordingly, no gain or loss is expected to be recognized by the Funds as a direct result of the Reorganization. As a non-waivable condition to the Reorganization, the Trust will have received an opinion of counsel to the effect that the Reorganization should qualify as a tax-free reorganization for federal income tax purposes as defined by Section 368(a) of the Code. For more information on the tax consequences of a Reorganization, see “Additional Information Relating to the Conversions – Federal Income Taxes” later in this Information Statement/Prospectus.

Principal Risks

The Acquiring ETFs will operate using the same investment strategies and policies as their respective Target Funds. As a result, the principle risks of the Target Funds also apply to their respective Acquiring ETFs.

In addition, however, the Acquiring ETFs have some additional risks due to their operations as exchange traded funds. These additional risks are:

●	Shares may trade at a price other than Net Asset Value (NAV). Shares of the Acquiring ETFs will be traded on the NYSE Arca during the trading day at market prices. The Acquiring ETFs will have a NAV calculated once daily at the end of the trading day. The market price of a share during the day could be higher or lower than the NAV.

●	Cash Redemption Risk. The Acquiring ETFs may be required to sell portfolio securities if it required to pay cash in redemption of a creation unit to an Authorized Participant. Selling portfolio securities could generate capital gains and when sold, portfolio securities could have declined in value or become illiquid.

●	Redemption Risk. The Acquiring ETF’s shares are not individually redeemable from the Trust, but can only be redeemed by Authorized Participants in large blocks called creation units. If a shareholder wanted to liquidate some or all of their shares in the Acquiring ETFs, they would have to sell the shares on the secondary market at prevailing market prices, which could be lower than NAV.

●	Absence of Active Trading Risk. The Acquiring ETFs shares will be listed on NYSE Arca, but there is no guarantee that an active trading market for the shares will exist at all times.

●	Authorized Participant Concentration Risk. Only financial institutions that enter into an Authorized Participant Agreement with the Trust can engage in creation or redemption transactions. If the Acquiring ETFs Authorized Participants decide not to create or redeem shares, shares could trade at a premium or discount to Acquiring ETFs NAV, and could face trading halts or delistings.

●	Liquidity Risk. The Acquiring ETFs are subject to liquidity risk, which is the risk that an investment becomes difficult to sell or purchase at a reasonable time or at a reasonable price. Lack liquidity in the Acquiring ETFs shares could make it difficult to sell shares in the secondary market.

●	Fund Cybersecurity Risk. The Acquiring ETFs, like the Target Funds, are more susceptible to cybersecurity risk. Cybersecurity risk includes a variety of intentional and unintended conditions that could impact the ability of an ETF to operate and can impact the way an ETF trades on an exchange. There is no guarantee that defenses to cybersecurity risks imposed by the Acquiring ETFs and their service providers (including the NYSE Arca) will be effective.

For more information, see “Principal Risk Comparison” later in this Information Statement/Prospectus.

INFORMATION ABOUT THE CONVERSIONS

Conversions

As further explained in this Information Statement/Prospectus, each Conversion will be effected pursuant to an Agreement and Plan of Reorganization (the “Reorganization Agreement”). Under the Reorganization Agreement, each Target Fund will transfer all of its assets to its respective Acquiring ETF in exchange for the assumption of all liabilities of the Target Fund by its corresponding Acquiring ETF and shares of the Acquiring ETF having an aggregate net asset value (plus cash in lieu of fractional shares, if any) equal to the aggregate net asset value of the shares of the Target Fund on the closing date for the Conversion. The shares of an Acquiring ETF will be distributed pro rata to the shareholders of the respective Target Fund in complete liquidation of the Target Fund. Holders of shares of a Target Fund will receive the number of shares of the respective Acquiring ETF (and cash in lieu of fractional shares, if any) equal in value to the aggregate net asset value of the shares of the Target Fund that the shareholder held immediately prior to the Conversion. As a result of each Conversion, a shareholder of the Target Fund will have approximately the same percentage of ownership in the Acquiring ETF as such shareholder’s percentage of ownership in the Target Fund prior to the Conversion, adjusted for the payment of cash in redemption of fractional shares.

The Board, including the Trustees who are not “interested persons” of the Trust (as defined in the 1940 Act) (the “Independent Trustees”), on behalf of each of Target Fund and each Acquiring ETF, has approved the Plan of Reorganization. The Plan of Reorganization provides for:

●	the transfer of substantially all of the assets and the liabilities of each Target Fund to its respective Acquiring ETF in exchange for shares of the Acquiring ETF;
●	the distribution of such Acquiring ETF shares to each respective Target Fund’s shareholders; and
●	the termination of each Target Funds as separate series of the Trust.

If the proposed Conversions are completed, each Acquiring ETF will acquire substantially all of the assets and the liabilities of its the Target Fund, and shareholders of each Target Fund will receive shares of its Acquiring ETF with an aggregate net asset value equal to the aggregate net asset value of the Target Fund shares that the shareholders own immediately prior to the Conversion.

Reasons for the Proposed Conversions

The Conversions have been proposed because the Adviser believes that it is in the best interests of each Target Fund and its shareholders if each Target Fund is merged with its Acquiring ETF because (1) each Acquiring ETF has an identical investment objective and the same investment strategies and policies as its Target Fund; (2) operating the investment strategy in the ETF model will be less expensive than operating in a mutual fund model; (3) shareholders will be able to purchase or sell shares of the Acquiring ETF throughout the trading day at the then prevailing market price; and (4) each Acquiring ETF is expected to have lower total expense ratio than its Target Fund.

The Adviser recognizes that after the Conversions, shareholders will no longer have the right to redeem fund shares individually from the Funds directly for cash, and shareholders could bear some cost of opening or maintaining brokerage accounts. On balance, however, the Adviser believes that operating the Funds as ETFs will result in a better outcome for shareholders over the long-term.

The Adviser believes the Acquiring ETFs will be less expensive to operate because some types of fees, commonly paid by mutual funds, are not paid by ETFs or are paid at a much lower level. These fees are:

●	Transfer agency fees, which are paid to transfer agent to maintain records reflecting share ownership. For mutual funds, the transfer agent maintains individual share ownership records and processes shareholder transactions. In an ETF, this transfer agency function is simplified and less expensive because the ETF can use a system operated by DTC. Transfer agency arrangements for mutual funds often involve minimum annual fees as well as variable fees based on the size of the fund and sometimes, specific expenses incurred to service the fund. By comparison, for ETFs, the transfer agency fees are fixed and the fixed rate for ETFs is often less than the minimum for traditional mutual funds.

●	Shareholder servicing fees, which are paid to a shareholder servicing agent to provide services to shareholders, primarily information about their account. ETFs do not have these programs and shareholders receive this information from their financial intermediaries instead..

●	State registration fees, which many states require mutual funds to pay. These fees often involve a minimum fee plus a variable amount based on the number of shares purchased in each state. Exchange-listed securities, like ETFs, are exempt from these fees. However, ETFs must pay an exchange listing fee. While circumstances vary, exchange listing fees are lower than the state registration fees for mutual funds.

●	Custody fees, which are fees paid to a service provider that holds the fund’s assets. Both mutual funds and ETFs pay a fee for the safe holding of fund assets. Custody arrangements also include activity-based custody fees, which relate to the frequency of transactions involving portfolio assets. These fees are incurred at a much lower rate by ETFs than by mutual funds, because of the way ETF shares are purchased. In an ETF, purchase- and redemption-related expenses are generally incurred and borne by the Authorized Participant and are not borne by the Fund and its shareholders.

●	When a mutual fund sells shares, it incurs some cost to invest the incoming funds. When an ETF sells shares in a creation unit, these costs are not incurred by the ETF. In the ETF creation unit process, the ETF will receive incoming transfers of shares, so that the ETF does not incur traditional activity-based custody fees and brokerage transaction expenses when new ETF shares are created.

●	When a mutual fund redeems shares, it may sell portfolio holdings to pay redemptions, and pay custody fees on those trades and realize capital gains and losses to be distributed to all shareholders. When a block of shares is redeemed from the ETF, the redemption is paid out by delivering to the Authorized Participant shares of the underlying portfolio holdings, which means that the ETF generally does not sell portfolio holdings to pay redemptions. (We say “generally” because both of the Target Funds hold foreign securities; in some foreign securities markets, often called “cash in lieu” markets; in those markets, a shareholder cannot transfer the shares it owns to another shareholder, but has to sell them in the market and deliver the proceeds).

The Adviser believes that all of these fee reductions will contribute to lower overall total expense ratios for the Acquiring ETFs.

Board Considerations

In approving the Plan of Reorganization, the Board, on behalf of each Target Fund, including the Independent Trustees, determined that the Conversion is in the best interests of each Target Fund and its shareholders and that the interests of the Target Fund and Acquiring ETF shareholders will not be diluted as a result of the Conversion. Before reaching this conclusion, the Board engaged in a thorough review process relating to each proposed Conversion. The Board considered the Conversions at meetings held on July 9, 2019;September 9, 2019; February 24, 2020; and May 14, 2020.

The Board considered the following factors, among others, in evaluating the Conversions:

●	Each Acquiring ETF is designed to be identical to its respective Target Fund with respect to its investment program;
●	There are no differences in investment objective, principal investment strategies, principal risks, investment restrictions or portfolio management between the Target Funds and the Acquiring ETFs, with the exception of ETF-specific risks;
●	Converting the Target Funds into the Acquiring ETFs will create greater potential for long-term viability than continuing to operate each Target Fund as a mutual fund;
●	The Conversions can be expected to result in lower total expense ratios for the Acquiring ETFs, because ETFs have lower operational costs;
●	The Target Fund shareholders will receive Acquiring ETF shares with the same aggregate net asset value as their Target Fund shares (adjusted for distributions to redeem fractional shares, if any);
●	After the Conversions, Acquiring ETF shareholders will be able to purchase and sell shares throughout the trading day at the then-prevailing market price on the exchange;
●	The Conversions are not expected to result in any adverse tax consequences to Target Fund shareholders; and
●	The Funds and their shareholders will not bear any of the costs of the Conversions.

In the course of their discussions, the Trustees considered a variety of information presented by the Adviser, including potential cost savings to be achieved in the ETF structure, similarity of the investment programs and the risks associated with ETFs. The Board, including all of the Independent Trustees, concluded that the Reorganization of each Target Fund into its corresponding Acquiring ETF was in the best interests of each Target Fund, as well as each Fund’s respective shareholders, and that each Target Fund’s shareholders would not have their interests diluted as a result of the Conversion. The determinations on behalf of each Fund were made on the basis of each Board member’s business judgment after consideration of all of the factors taken as a whole, though individual Board members may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

Neither a vote of the shareholders of the Target Fund nor a vote of the shareholders of the Acquiring ETF is required to approve the Conversion under Delaware law or under the Trust’s Declaration of Trust.

Under Rule 17a-8 under the 1940 Act, the Conversions do not require a vote of the shareholders because:

(i)	neither Target Fund has any policy that, pursuant to Section 13 of the 1940 Act, could not be changed without a vote of a majority of its outstanding voting securities that differs materially from a comparable policy of its Acquiring ETF;

(ii)	the Acquiring ETFs’ advisory contracts arrangements are not materially different from the contracts of the Target Funds;

(iii)	the Independent Trustees of the Target Fund who were elected by its shareholders will comprise a majority of the Independent Trustees of the Board overseeing the Acquiring ETF; and

(iv)	after the Conversions, the Acquiring ETFs will not be authorized to pay fees under a 12b-1 plan that are greater than fees authorized to be paid by the Target Fund under such a plan.

The Conversion meets all of these conditions, and, therefore, a vote of shareholders is not required under the 1940 Act. The Board of Trustees of the Trust is composed of five members, four of whom are Independent Trustees. Three of the four Independent Trustees have been elected by Target Fund shareholders. The Board is represented by independent legal counsel.

COMPARISON OF THE TARGET FUND AND SURVIVING ACQUIRING ETF

Comparison of Investment Objectives, Principal Investment Strategies and Principal Risks

For each pair of Funds, the investment objectives are identical and their principal investment strategies and policies are the same. The Target Funds’ and the Acquiring ETFs’ investment objective is to seek long-term capital appreciation. The tables below compare the investment objectives and principal investment strategies of the two Funds:

Investment Objectives

Target Funds		Acquiring ETFs
Guinness Atkinson Asia Pacific Dividend Builder Fund	Dividend income and long-term capital growth.	SmartETFs Asia Pacific Dividend Builder ETF	Same.
Guinness Atkinson Dividend Builder Fund	A moderate level of current income and consistent dividend growth at a rate that exceeds inflation.	SmartETFs Dividend Builder ETF	Same.

Investment Strategies

Asia Pacific Dividend Builder Fund	Target Fund	Acquiring ETF
The Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in publicly-traded dividend-producing equity securities of companies economically tied to countries in the Asia Pacific region.	✓	✓
The Adviser seeks to invest in companies that have returned a real cash flow (cash flow adjusted for inflation) on investment of at least 8% for each of the last eight years, and, in the opinion of the Adviser, are likely to grow their dividend over time.	✓	✓
Under normal market conditions the Asia Pacific Dividend Builder Fund will invest in at least four different countries, which include but are not limited to Australia, China, Hong Kong, Singapore, and Taiwan.	✓	✓

The Fund’s allocations among countries may vary depending on changing market conditions (including but not limited to, liquidity, volatility, and the number of companies meeting selection criteria).	✓	✓
The Adviser will invest the Fund’s assets in securities of all market capitalization companies that are dividend-producing and in companies domiciled in countries in the Asia Pacific region, including, potentially, companies domiciled or traded in emerging markets.	✓	✓
When current market, economic, political or other conditions are unsuitable and would impair the Fund’s pursuit of its investment objective, the Fund may temporarily invest up to 100% of its assets in cash, cash equivalents or high quality short-term money market instruments.	✓	✓
The Fund is designed for investors who seek dividend income and long-term capital appreciation through focused investment in dividend-producing stocks of companies economically tied to the Asia Pacific region.	✓	✓

Dividend Builder Fund	Target Fund	Acquiring ETF
The Dividend Builder Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in publicly-traded equity securities in dividend-paying companies that the Adviser believes have the ability to consistently increase their dividend payments over the medium term.	✓	✓
The Adviser seeks to invest in companies that have returned a real cash flow (cash flow adjusted for inflation) on investment of at least 10% for each of the last 10 years and, in the opinion of the Adviser, are likely to grow their dividend over time.	✓	✓
The Fund will invest in companies on a global basis, meaning that it will generally hold both domestic and foreign companies, and may invest in companies in developed markets and emerging markets outside of the United States, including companies in Europe, including France, Germany, Netherlands, Switzerland, the United Kingdom, and countries in Asia, including China, Australia, South Korea and Japan.	✓	✓
When current market, economic, political or other conditions are unsuitable and would impair the Fund’s pursuit of its investment objective, the Fund may temporarily invest up to 100% of its assets in cash, cash equivalents or high quality short-term money market instruments.	✓	✓
The Fund is designed for investors who seek a moderate level of current income and investments in dividend-paying companies that have the ability to increase their dividends consistently over time.	✓	✓

Fundamental Investment Policies

A Fund’s fundamental investment policies and limitations may be changed only with the consent of a “majority of the outstanding voting securities” of the particular Fund. The term “majority of the outstanding voting securities” means the lesser of: (1) 67% of the shares of a Fund present at a meeting where the holders of more than 50% of the outstanding shares of a Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of a Fund. Shares of each Fund will be voted separately on matters affecting only that Fund, including approval of changes in the fundamental investment policies of that Fund. Except for the fundamental investment limitations listed below, the investment policies and limitations described in this Information Statement/Prospectus are not fundamental and may be changed without shareholder approval.

The Acquiring ETFs will have the same fundamental investment policies as their respective Target Funds.

Neither the Target Funds nor the Acquiring ETFs have a policy to concentrate (invest more than 25% of a Fund’s net assets) in securities of issuers in a single industry. For the Target Funds and the Acquiring ETFs, investment allocations among issuers may vary based on changing market conditions (including but not limited to, liquidity, volatility and the number of companies meeting selection criteria).

Comparison of Principal Risks of Investing in the Funds

The following tables compare the principal risks of the investing in the Target Funds, as identified in each Target Fund’s summary prospectus, with the principal risks of its corresponding Acquiring ETFs. The principal risks for each Target Fund and its respective Acquiring ETF, with respect to each Fund’s investment program, are substantially the same. There are some language variations in the risk disclosures for the Acquiring ETFs as compared to the Target Funds. There are also some risk factors for the Acquiring ETFs relating to exchange traded funds that the Target ETFs do not include. The material risks of the Acquiring ETFs are not expected to change once the Conversions occur.

For both Conversions, the risks that relate to the Acquiring ETFs status as exchange traded funds, which are different risks than the Target Funds face, are:

Principal Risks	Target Funds	Acquiring ETFs
Risks of Investing in ETFs
Shares May Trade At Prices Other Than NAV. “ETF Shares” are the Fund’s individual exchange-traded shares, which are listed for trading on the NYSE Arca. Shares are bought and sold in the secondary market at market prices. The Fund’s NAV is calculated once per day, at the end of the day. The market price of a Share on the exchange could be higher than the NAV (premium), or lower than the NAV (discount).	No Comparable Risk	✓
Market Price could vary from NAV. The market price of an ETF Share on the exchange can change throughout the day and may differ from the Fund’s NAV per share, which is calculated only one per day, at the end of the day.	No Comparable Risk	✓
Market Price could vary from NAV due to foreign holdings. The Fund will hold shares of non-U.S. securities traded in local markets that close at a different time than the NYSE Arca. During the time when the NYSE Arca is open but after the applicable local market has closed, the price of a foreign security that is held by the Fund and included in the Fund’s NAV will be the most recent closing price in that security’s local market, updated for currency changes, until that local market opens again. In that case, the prices used in calculating the Fund’s NAV may be based on closing prices of securities traded in non-U.S. markets that have not been updated, except for currency changes. When all or a portion of the Fund’s portfolio consists of securities traded in a market that is closed when the market for the Fund’s shares is open, there could be differences between the value of ETF shares and the value of the Fund’s underlying portfolio. This could lead to differences between the market price of the ETF Shares and the underlying value of the Fund shares. These differences can be magnified during times of significant market activity and could contribute to the ETF Shares trading at a premium or discount.	No Comparable Risk	✓
Costs of buying, selling or holding ETF Shares. Purchases and sales of ETF Shares on the exchange through a broker may incur a brokerage charge or commission, frequently a fixed amount; this may be a significant proportional cost for investors transacting in small numbers of shares. The difference between the price investors are willing to pay for ETF Shares (the “bid” price) and the price at which investors are willing to sell ETF Shares (the “ask” price) is called the “spread.” The spread with respect to ETF Shares varies over time based on the Fund’s trading volume and market liquidity, and is generally lower (or “narrower”) if the Fund has a lot of trading volume and market liquidity and higher (or “wider”) if the Fund has little trading volume and market liquidity. When the spread widens, or when premiums or discounts become larger than usual, particularly in times of market stress, investors may pay significantly more or receive significantly less than the underlying value of the Fund shares when they buy or sell ETF Shares in the secondary market. Because of the costs of buying and selling shares of the Fund, frequent trading may reduce investment returns. You could lose money if you sell your shares at a point when the market price is below ’s NAV.	No Comparable Risk	✓

Principal Risks	Target Funds	Acquiring ETFs
Cash Redemption Risk. The Fund may be required to sell portfolio securities if it is required to pay cash in redemption of Creation Units to Authorized Participants. Generally, the Fund will effectuate redemptions in kind. For some portfolio holdings traded in specific foreign markets that do not permit in-kind transfers, the Fund will need to sell securities and deliver cash to redeeming Authorized Participants. There is a risk that the Fund could lose money if it had to sell its securities in times of overall market turmoil or when the Fund’s portfolio securities have declined in value, or if the securities become illiquid. Selling securities could generate capital gains and cause the Fund to incur brokerage expenses, and could result in tax consequences.	Different Risk	✓
Redemption Risk. ETF Shares are not individually redeemable. The Fund only redeems ETF Shares in Creation Units, which are large blocks of shares, from Authorized Participants. If you want to liquidate some or all of your investment in shares of the Fund, you would have to sell them on the secondary market at prevailing market prices, which may be lower than NAV.	No Comparable Risk	✓
Absence of Active Trading Market Risk. Although ETF Shares will be listed on the NYSE Arca exchange, there is no guarantee that an active trading market for ETF shares will exist at all times. In times of market stress, markets can suffer erratic or unpredictable trading activity, extraordinary volatility or wide bid/ask spreads, which could cause some market makers and Authorized Participants to reduce their market activity or “step away” from making a market in ETF Shares, and market makers and Authorized Participants are not obligated to place or execute purchase and redemption orders. This could cause the Fund’s market price to deviate, materially, from the NAV, and reduce the effectiveness of the ETF arbitrage process (that is, arbitrage will be less effective at keeping the market price of ETF Shares aligned closely with the value of its underlying portfolio). Trading in ETF Shares on the NYSE Arca exchange may be halted if individual or market-wide “circuit breakers” are activated (circuit breakers halt trading for a specific period of time when the price of a particular security or overall market prices decline by a pre-determined percentage). Trading of the ETF Shares also could be halted if (1) the shares are delisted from the NYSE Arca exchange without first being listed on another exchange or (2) NYSE Arca exchange officials determine that halting is appropriate in the interest of a fair and orderly market or to protect investors. Any absence of an active market for ETF Shares could lead to a heightened risk that there will be a difference between the market price of an ETF Share and the underlying value of the ETF Share.	No Comparable Risk	✓

Authorized Participant Risk. Only a limited number of financial institutions that enter into an authorized participant agreement with the Fund may engage in creation or redemption transactions. If the Fund’s Authorized Participants decide not to create or redeem shares, shares may trade at a premium or discount to the Fund’s net asset value. This risk could be heightened because the Fund will invest in non-U.S. securities, which may be traded outside a collateralized settlement system.  In such a case, Authorized Participants may be required to post collateral for some trades on an agency basis (that is, on behalf of other market participants), which only a limited number of Authorized Participants may be willing to do. This risk could also be heightened because the Fund uses a focused investment strategy. If Authorized Participants do not proceed with creation and redemption orders for shares, the Fund’s share price could trade at a discount to NAV and could face trading halts or de-listing.

	No Comparable Risk	✓

Conversion 1: Guinness Atkinson Asia Pacific Dividend Builder Fund into SmartETFs Asia Pacific Dividend Builder ETF

Principal Risks	Target Fund: Guinness Atkinson Asia Pacific Dividend Builder Fund	Acquiring ETF: SmartETFs Asia Pacific Dividend Builder Fund (marked to show changes)
Dividend Paying Securities Risk. The Fund invests in securities that pay dividends. There is no guarantee that the securities held by the Fund will declare or pay dividends in the future, or that dividends will remain at current levels or increase.	✓	✓
Equity Securities Risk. The Fund invests in publicly-traded equity securities, and their value may fluctuate, sometimes rapidly and unpredictably, which means a security may be worth more or less than when it was purchased. These fluctuations can be based on a variety of factors including a company’s financial condition as well as macro-economic factors such as interest rates, inflation rates, global market conditions, and non-economic factors such as market perceptions and social or political events.	✓	✓
Market Risk. General market conditions can affect the value of the Fund’s securities holdings. Market risk applies to individual securities, a particular sector or the entire economy. Recently, global financial markets have experienced a period of extreme stress which has resulted in unusual and extreme volatility in the equity markets and in the prices of individual securities. In some cases, the prices of securities issued by individual companies have been negatively impacted even though there may be little or no apparent degradation in the financial conditions or prospects of that company. Global events, financial market shocks or interest rate events could cause equity securities generally to decline in value, including if fixed income securities become more favorable. These market conditions add significantly to the risk of short term volatility of the Fund.	✓	✓
Global Risks. The Fund invests in companies in multiple countries within the Asia Pacific region, and companies in which the Fund invests may experience differing outcomes with respect to safety and security, economic uncertainties, natural and environmental conditions, health conditions (including pandemics such as Covid-19) and/or systemic market dislocations (including market dislocations due to events outside a company’s country or region). The global interconnectivity of industries and companies, especially with respect to goods, can be negatively impacted by events occurring beyond a company’s principal geographic location. These events can contribute to volatility, valuation and liquidity issues, and can affect specific companies, countries, regions and global markets.	✓	✓
Pandemic Risk. In 2020, markets globally were impacted by the Covid-19 pandemic, which is ongoing. This pandemic adversely affected industries, including supply chains, as well as general financial conditions, and has resulted in shutdowns and economic stimulus packages. Total economic effects of Covid-19 cannot be predicted. Covid-19 may continue in the foreseeable future and could adversely affect companies in the Fund’s portfolio, including by affecting their willingness or ability to pay dividends, which could negatively impact stock prices as well as yield.	✓	✓
Risks of Investing in Asia Pacific Securities. Asia Pacific stock markets may experience volatility and instability, and these risks can apply to entire economies, particular sectors and particular securities. Asia Pacific stocks could rise or fall with changes in economic or political circumstances in specific countries, may fall out of favor with investors, and currencies of countries in the Asia Pacific region may decline in comparison to the U.S. dollar. Stocks economically tied to the Asia Pacific region may be more sensitive to economic, political, social or legal changes in countries in the Asia Pacific region, which could adversely affect the Fund’s investments.	✓	✓
Australia. Australia’s economy is more dependent than others on exports, especially in commodities, and key trading relationships with the US, China, Japan, Singapore, the UK and other European countries. Reduction in demand for commodities and services could adversely affect companies in Australia.	✓	✓
China. China’s government exercises significant control over its capital markets and currency markets, including its securities markets. China is also an emerging market. The Fund’s investments may be affected by currency and exchange rate fluctuations, price volatility, illiquidity and trading restrictions, which can differ between China’s stock exchanges and stock exchanges that list securities of companies economically tied to China. Changes in the regulatory, monetary or socioeconomic policies in China, and limitations on access to China issuers, could adversely affect the Fund’s investments in China. See “Additional Risks of Investing in our Funds” for specific risks of investing in companies economically tied to China.	✓	✓

Principal Risks	Target Fund: Guinness Atkinson Asia Pacific Dividend Builder Fund	Acquiring ETF: SmartETFs Asia Pacific Dividend Builder Fund (marked to show changes)
Hong Kong. Hong Kong companies could be adversely affected by changes in Hong Kong’s relationship with China, of which Hong Kong is a special administrative district. Recent changes in the political and legal structure in Hong Kong (but not the economic structure) could adversely affect companies in Hong Kong. Global reaction to China’s actions with respect to Hong Kong could also adversely affect the Fund’s investments in companies economically tied to Hong Kong. See “Additional Risks of Investing in our Funds” for specific risks of investing in companies economically tied to Hong Kong.	✓	✓
Singapore. Singapore’s economy relies heavily on exports and trade relationships with other countries. Singapore companies could be adversely affected by changes in its relationships with other countries in the Asia-Pacific region, as well as economic or political developments in other Asian nations that are key trading partners of Singapore.	✓	✓
Taiwan. Taiwan’s economy is more sensitive than others to changes in exports and global trading, and to tensions in Taiwan’s relationship with China. Tensions between Taiwan and China could materially adversely affect companies in Taiwan.	✓	✓
Risks Associated with Investments in Companies outside the United States.
Investing in Non US Companies. Investing in companies outside the U.S., including in countries in Europe and Asia, involves different and additional political, social, economic, legal and regulatory risks, based on the size of their securities markets, competition for investments, interest rates, global or foreign trade activities (restrictions and tariffs or threats of changes to restrictions or tariffs), and changes in the global economy, such as “Brexit”, the withdrawal of the United Kingdom from the European Union. Impacts of Brexit are likely to be higher on companies with significant contacts with the United Kingdom, including companies in Europe. Non-US companies, whether in developed or emerging markets, may be more sensitive to these factors, which can increase volatility, reduce liquidity and negatively affect economic growth. The Fund’s ability to access foreign securities markets can be limited, which can affect availability, liquidity and pricing of foreign securities.	✓	✓
Sensitivity to global events. Non US securities may be more sensitive to changes in global economy activity, including interest rates as well as trading activity, including trade restrictions, tariffs, or threats of changes to restrictions or tariffs. These companies may be more sensitive to global economic transitions and stresses, such as Brexit, central bank or government interventions (commonly involving interest rates but also stimulus). Investing in non-US securities can also expose the Fund to risks associated with the potential imposition of economic or other sanctions against a particular country, or businesses or industries, including trade restrictions or tariffs (or threats thereof).	✓	✓
Legal, Accounting, Audit and Disclosure may vary. Foreign countries have different legal, accounting, auditing and financial disclosure systems, which may make information about companies more difficult to understand, and less information may be available. Under foreign legal systems, different standards may apply for foreign governments to take over assets, restrict the ability to exchange currency or restrict the delivery of securities.	✓	✓
Currency and Currency Exchange Risks. The Fund’s currency is US Dollars, while some of its investments are denominated in foreign currencies. Foreign currencies may fluctuate against the US Dollar and some foreign currencies are more volatile, especially during times of economic stress, and foreign countries may limit trading or repatriation of currencies. The Fund’s NAV could be affected by a change in foreign currency exchange rates. The Fund may incur costs associated with exchanging dollars into foreign currencies, and vice versa, for investing in foreign securities. The value of ETF shares could decline if the foreign currency of a market in which the Fund invests declines against the US Dollar.	✓	✓

Principal Risks	Target Fund: Guinness Atkinson Asia Pacific Dividend Builder Fund	Acquiring ETF: SmartETFs Asia Pacific Dividend Builder Fund (marked to show changes)
China Currency Risk. The Fund’s investments in Chinese issuers are subject to risks associated with China’s currency, which is subject to economic objectives of China’s government including devaluation. China has only comparatively recently moved from a pegged currency to a managed float. China’s currency, the Renminbi Yuan, is not completely freely tradable and may not at all times reflect economic fundamentals of China’s economy. The value of the Renminbi Yuan is subject to changes based on the economic objectives of the Chinese government, including devaluation in order to improve the competitiveness of Chinese goods in an effort to improve the Chinese balance of trade.	✓	✓
Other Currency Risk. Currencies of some countries in the Asia Pacific region are subject to greater volatility as compared to the US dollar. Currency volatility is relative and can be periodic. For some countries, their currency may not reflect entirely the fundamental components of a country’s economy. For other countries, such as Australia (Australia Dollar), currency volatility is relatively low over longer terms. Some currencies, such as South Korea (Won), Taiwan (New Taiwan Dollar), Singapore (Singapore Dollar) and India (Rupee), trade only in local markets and may be more volatile than other currencies. The Fund could pay more if it had to acquire a foreign currency when the amplitude of its volatility is high as measured against the US Dollar.	✓	✓
Foreign Securities Market Risks. Foreign securities markets generally have lower trading volumes than U.S. markets, which means it may be more difficult for the Fund to buy or sell foreign securities. Additionally, trading on foreign securities markets may involve longer settlement periods and higher transaction costs. Some foreign securities markets are closed to trading for extended periods (foreseeable and unplanned), which could make the Fund’s holdings in those markets illiquid or hard to value. Government oversight of foreign stock exchanges and brokerage industries may be less stringent than in the United States. Some foreign securities markets restrict access by non-domestic investors. The Fund’s investments in securities traded on foreign markets could make this Fund more risky than a fund that only invests in securities traded on US exchanges.	✓	✓
Emerging Markets Risks. The Fund may invest in companies in emerging markets. Emerging market countries generally have less established economies, smaller capital markets and greater social, economic, regulatory or political risks. These factors could contribute to increased volatility, liquidity risks and valuation risks. These risks apply to direct holdings in foreign companies and holdings in depository receipts for foreign companies.	✓	✓
Expropriation Risk. Investments in foreign countries are subject to expropriation risk, and the risk that foreign governments act to limit investment in foreign securities, through exchange controls, currency restrictions and taxation. There can be limits on the Fund’s ability to pursue and collect a legal judgment against a foreign government if an expropriation event occurs.	✓	✓
Other Principal Risks
Management Risk. The Fund’s strategy may not achieve its investment objective; portfolio manager judgments about securities may be incorrect or the Adviser might not properly implement the strategy.	✓	✓
Capitalization Risk. The Fund invests in companies with a range of capitalizations, including small cap (under US$1 billion), medium cap (under US$5 billion) and large cap. Small cap and medium cap companies may be more susceptible to financial downturns, have limited product lines, may be illiquid or experience volatility and may have limited financial resources. Large cap companies may have frequent price changes based on general economic conditions and may be adversely affected by declines among lines of business, and may be less agile in responding to market and product challenges. Investing in small cap and medium cap companies may make the Fund more risky than a fund that only invests in securities of larger capitalization companies.	✓	✓

Principal Risks	Target Fund: Guinness Atkinson Asia Pacific Dividend Builder Fund	Acquiring ETF: SmartETFs Asia Pacific Dividend Builder Fund (marked to show changes)
Liquidity Risk. The Fund invests in securities, which may become illiquid, and there is liquidity risk associated with each Fund’s own shares. Securities in which a Fund invests could become illiquid, which means that the securities cannot be sold with seven days under current market conditions without significantly affecting the price at which the investment is carried on the Fund’s books. Investments that become illiquid may be more difficult to value. The Fund may be more sensitive to this risk because it invests in non-US securities. Some of the foreign markets in which the Fund invests may be closed for national holidays or other reasons, which may cause some holdings to be illiquid. Illiquidity in portfolio securities could cause the Fund’s shares to trade at a premium or discount. The Fund has adopted a liquidity risk management program to manage liquidity risk of its underlying portfolio.	✓	✓
Fund Cybersecurity Risk. Cybersecurity risk applies to the Fund, its service providers and the companies in which the Fund invests. Cybersecurity risk includes breaches, intentional or unintended, that may impact a company’s ability to operate, and could include data corruption, theft or loss, improper access to proprietary information, or interference with technology operations. Companies could suffer losses due to cybersecurity events, including fines, penalties, reputational injuries, as well as financial losses and legal and compliance expenses. Cybersecurity risks of the Fund include risks applicable to the Fund’s service providers. While the Fund and its service providers have established cybersecurity defenses, there is no guarantee that these defenses will be effective.	✓	✓

Conversion Number 2: Guinness Atkinson Dividend Builder Fund into SmartETFs Dividend Builder ETF

Principal Risk	Target Fund: Guinness Atkinson Asia Pacific Dividend Builder Fund	Acquiring ETF: SmartETFs Asia Pacific Dividend Builder Fund (marked to show changes)
Dividend Paying Securities Risk. The Fund invests in securities that pay dividends. There is no guarantee that the securities held by the Fund will declare or pay dividends in the future, or that dividends will remain at current levels or increase.	✓	✓
Equity Securities Risk. The Fund invests in publicly-traded equity securities, and their value may fluctuate, sometimes rapidly and unpredictably, which means a security may become worth more or less than when it was purchased. These fluctuations can be based on a variety of factors including a company’s financial condition as well as macro-economic factors such as interest rates, inflation rates, global market conditions, and non-economic factors such as market perceptions and social or political events.	✓	✓
Market Risk. General market conditions can affect the value of the Fund’s securities holdings. Market risk applies to individual securities, a particular sector or the entire economy. Recently, global financial markets have experienced a period of extreme stress which has resulted in unusual and extreme volatility in the equity markets and in the prices of individual securities. In some cases, the prices of securities issued by individual companies have been negatively impacted even though there may be little or no apparent degradation in the financial conditions or prospects of that company. Global events, financial market shocks or interest rate events could cause equity securities generally to decline in value, including if fixed income securities become more favorable. These market conditions add significantly to the risk of short term volatility of the Fund.	✓	✓

Principal Risk	Target Fund: Guinness Atkinson Asia Pacific Dividend Builder Fund	Acquiring ETF: SmartETFs Asia Pacific Dividend Builder Fund (marked to show changes)
Global Risks. The Fund invests in companies in multiple countries globally, and companies in which the Fund invests may experience differing outcomes with respect to safety and security, economic uncertainties, natural and environmental conditions, health conditions (including pandemics such as Covid-19) and/or systemic market dislocations (including market dislocations due to events outside a company’s country or region). The global interconnectivity of industries and companies, especially with respect to goods, can be negatively impacted by events occurring beyond a company’s principal geographic location. These events can contribute to volatility, valuation and liquidity issues, and can affect specific companies, countries, regions and global markets.	✓	✓
Pandemic Risk. In 2020, markets globally were impacted by the Covid-19 pandemic, which is ongoing. This pandemic adversely affected industries, including supply chains, as well as general financial conditions, and has resulted in shutdowns and economic stimulus packages. Total economic effects of Covid-19 cannot be predicted. Covid-19 may continue in the foreseeable future and could adversely affect companies in the Fund’s portfolio, including by affecting their willingness or ability to pay dividends, which could negatively impact stock prices as well as yield.	✓	✓
Risks Associated with Investments in Companies outside the United States.
Investing in Non US Companies. Investing in companies outside the U.S., including in countries in Europe and Asia, involves different and additional political, social, economic, legal and regulatory risks, based on the size of their securities markets, competition for investments, interest rates, global or foreign trade activities (restrictions and tariffs or threats of changes to restrictions or tariffs), and changes in the global economy, such as “Brexit”, the withdrawal of the United Kingdom from the European Union. Impacts of Brexit are likely to be higher on companies with significant contacts with the United Kingdom, including companies in Europe. Non-US companies, whether in developed or emerging markets, may be more sensitive to these factors, which can increase volatility, reduce liquidity and negatively affect economic growth. The Fund’s ability to access foreign securities markets can be limited, which can affect availability, liquidity and pricing of foreign securities.	✓	✓
Sensitivity to global events. Non US securities may be more sensitive to changes in global economy activity, including interest rates as well as trading activity, including trade restrictions, tariffs, or threats of changes to restrictions or tariffs. These companies may be more sensitive to global economic transitions and stresses, such as Brexit, central bank or government interventions (commonly involving interest rates but also stimulus). Investing in non-US securities can also expose the Fund to risks associated with the potential imposition of economic or other sanctions against a particular country, or businesses or industries, including trade restrictions or tariffs (or threats thereof).	✓	✓
European Securities. The Fund may invest in companies in France, Germany, Netherlands, Switzerland, and the United Kingdom. Companies in countries in the European Union may be more sensitive to changes as a result of Brexit, the withdrawal of the United Kingdom from the European Union. These changes could include changes in how goods, technology or services are delivered or received between the European Union countries and the United Kingdom.	✓	✓
Securities of Companies in Asia. The Fund may invest in securities of companies in Asia, including China and Taiwan. Investments in securities of Chinese companies can be impacted by currency and exchange rate fluctuations, in addition to price volatility, illiquidity and changes in China’s regulatory, monetary and socioeconomic policies, and limitations on access to Chinese issuers. Countries in Asia may be more dependent on global trade relationships; interruptions in global trade could adversely affect securities of companies in Asia.	✓	✓
Legal, Accounting, Audit and Disclosure may vary. Foreign countries have different legal, accounting, auditing and financial disclosure systems, which may make information about companies more difficult to understand, and less information may be available. Under foreign legal systems, different standards may apply for foreign governments to take over assets, restrict the ability to exchange currency or restrict the delivery of securities.	✓	✓

Principal Risk	Target Fund: Guinness Atkinson Asia Pacific Dividend Builder Fund	Acquiring ETF: SmartETFs Asia Pacific Dividend Builder Fund (marked to show changes)
Currency and Currency Exchange Risks. The Fund’s currency is US Dollars, while some of its investments are denominated in foreign currencies. Foreign currencies may fluctuate against the US Dollar and some foreign currencies are more volatile, especially during times of economic stress, and foreign countries may limit trading or repatriation of currencies. The Fund’s NAV could be affected by a change in foreign currency exchange rates. The Fund may incur costs associated with exchanging dollars into foreign currencies, and vice versa, for investing in foreign securities. The value of ETF shares could decline if the foreign currency of a market in which the Fund declines against the US Dollar.	✓	✓
Foreign Securities Market Risks. Foreign securities markets generally have lower trading volumes than U.S. markets, which means it may be more difficult for the Fund to buy or sell foreign securities. Additionally, trading on foreign securities markets may involve longer settlement periods and higher transaction costs. Some foreign securities markets are closed to trading for extended periods (foreseeable and unplanned), which could make the Fund’s holdings in those markets illiquid or hard to value. Government oversight of foreign stock exchanges and brokerage industries may be less stringent than in the United States. Some foreign securities markets restrict access by non-domestic investors. The Fund’s investments in securities traded on foreign markets could make this Fund more risky than a fund that only invests in securities traded on US exchanges.	✓	✓
Emerging Markets Risks. The Fund may invest in companies in emerging markets, including China. Emerging market countries may have less established economies and may face greater social, economic, regulatory and political risks, and may have smaller or more limited capital markets, which could contribute to increased volatility or more difficulty in determining the value or liquidity of holdings. The Fund’s investments in foreign issuers and depository receipts could make these holdings riskier than holdings in domestic companies.	✓	✓
Expropriation Risk. Investments in foreign countries are subject to expropriation risk, and the risk that foreign governments act to limit investment in foreign securities, through exchange controls, currency restrictions and taxation. There can be limits on the Fund’s ability to pursue and collect a legal judgment against a foreign government if an expropriation event occurs.	✓	✓
Other Principal Risks
Management Risk. The Fund’s strategy may not achieve its investment objective; portfolio manager judgments about securities may be incorrect or the Adviser might not properly implement the strategy.	✓	✓
Capitalization Risk. The Fund invests in companies with a range of capitalizations, including small cap (under US$1 billion), medium cap (under US$5 billion) and large cap. Small cap and medium cap companies may be more susceptible to financial downturns, have limited product lines, may be illiquid or experience volatility and may have limited financial resources. Large cap companies may have frequent price changes based on general economic conditions and may be adversely affected by declines among lines of business, and may be less agile in responding to market and product challenges. Investing in small cap and medium cap companies may make the Fund more risky than a fund that only invests in securities of larger capitalization companies.	✓	✓
Liquidity Risk. The Funds invest in securities, which may become illiquid, and there is liquidity risk associated with the Fund’s own shares. Securities in which the Fund invests could become illiquid, which means that the securities cannot be sold with seven days under current market conditions without significantly affecting the price at which the investment is carried on the Fund’s books. Investments that become illiquid may be more difficult to value. The Fund may be more sensitive to this risk because it invests in non-US securities. Some of the foreign markets in which the Fund invests may be closed for national holidays or other reasons, which may cause some holdings to be illiquid. Illiquidity in portfolio securities could cause the Fund’s shares to trade at a premium or discount. The Fund has adopted a liquidity risk management program to manage liquidity risk of its underlying portfolio.	✓	✓

Principal Risk	Target Fund: Guinness Atkinson Asia Pacific Dividend Builder Fund	Acquiring ETF: SmartETFs Asia Pacific Dividend Builder Fund (marked to show changes)
Fund Cybersecurity Risk. Cybersecurity risk applies to the Fund, its service providers and the companies in which the Fund invests. Cybersecurity risk includes breaches, intentional or unintended, that may impact a company’s ability to operate, and could include data corruption, theft or loss, improper access to proprietary information, or interference with technology operations. Companies could suffer losses due to cybersecurity events, including fines, penalties, reputational injuries, as well as financial losses and legal and compliance expenses. Cybersecurity risks of the Fund include risks applicable to the Fund’s service providers. While the Fund and its service providers have established cybersecurity defenses, there is no guarantee that these defenses will be effective.	✓	✓

Performance History

For each Conversion, the Acquiring ETF will be the surviving legal entity, and each Acquiring ETF will adopt the accounting history of its Target Fund. As a result, each Acquiring ETF will assume the performance history of its respective Target Fund when the Conversion closes.

Past Performance - Target Funds. The following performance information indicates some of the risks of investing in the Target Funds. The bar chart for each Target Fund shows the Target Fund’s performance for the calendar years ended December 31. The table illustrates how the Funds’ average annual returns for the 1-year and since inception periods compare with those of a broad measure of market performance. A Target Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future. Updated performance information is available on www.gafunds.com, the Target Funds’ Website, or by calling the Funds toll-free at (800) 915-6566.

As of the date of this Information Statement, the Acquiring ETFs have not commenced operations and therefore, have no calendar year performance information. When each Conversion occurs, each Acquiring ETF will assume the performance history of its corresponding Target Fund.

Asia Pacific Dividend Builder

The following performance information indicates some of the risks of investing in the SmartETFs Asia Pacific Dividend Builder ETF. The SmartETFs Asia Pacific Dividend Builder ETF will not commence operations until after the closing of the Conversion. At that time, SmartETFs Asia Pacific Dividend Builder ETF will adopt the performance history of its predecessor Fund, the Guinness Atkinson Asia Pacific Dividend Builder Fund.

The annual returns bar chart demonstrates the risks of investing in the SmartETFs Asia Pacific Dividend Builder ETF by showing how the predecessor Fund’s performance has varied from year to year. The table also demonstrates these risks by showing how the predecessor Fund’s average annual returns compare with those of two broad-based indices. Unlike the predecessor Fund’s returns, these index returns do not reflect any deductions for fees, expenses or taxes. For additional information on these indices, please see Index Descriptions in the prospectus. Past performance, before or after taxes, is not indicative of future performance. Updated performance information is available from the Fund’s website, www.gafunds.com.

During the period shown in the bar chart, the best performance for a quarter was 20.79% (for the quarter ended September 30, 2010). The worst performance was -20.43% (for the quarter ended September 30, 2011).

Average Annual Total Returns as of 12/31/19	One year	Five Years	Ten Years
Guinness Atkinson Asia Pacific Dividend Builder Fund
Return Before Taxes	20.33%	7.37%	7.18%
Return After Taxes on Distributions(1)	19.81%	6.57%	6.53%
Return After Taxes on Distributions and Sale of Fund Shares(1)	12.97%	5.76%	5.76%
MSCI AC Pacific ex Japan Index (Net Return) (Reflects No Deductions for Fees and Expenses)	20.30%	6.45%	6.01%
(1)	After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

Dividend Builder

The following performance information indicates some of the risks of investing in the SmartETFs Dividend Builder ETF. The SmartETFs Dividend Builder ETF will not commence operations until after the closing of the Conversion. At that time, SmartETFs Dividend Builder ETF will adopt the performance history of its predecessor Fund, the Guinness Atkinson Dividend Builder Fund.

The annual returns bar chart demonstrates the risks of investing in the SmartETFs Dividend Builder ETF by showing how the predecessor Fund’s performance has varied from year to year. The table also demonstrates these risks by showing how the predecessor Fund’s average annual returns compare with those of two broad-based indices. Unlike the Fund’s returns, these index returns do not reflect any deductions for fees, expenses or taxes. For additional information on these indices, please see Index Descriptions in the prospectus. Past performance, before or after taxes, is not indicative of future performance. Updated performance information is available from the Guinness Atkinson Fund’s website, www.gafunds.com.

During the period shown in the bar chart, the best performance for a quarter was 11.89% (for the quarter ended March 31, 2019). The worst performance was -8.69% (for the quarter ended December 31, 2018).

Average Annual Total Returns as of 12/31/19	One year	Five Years	Since Inception (March 30, 2012)
Guinness Atkinson Dividend Builder ETF
Return Before Taxes	26.71%	8.70%	10.50%
Return After Taxes on Distributions(1)	25.91%	8.02%	9.65%
Return After Taxes on Distributions and Sale of Fund Shares(1)	16.59%	6.80%	8.37%
MSCI World Index (Net Return) (Reflects No Deductions for Fees and Expenses)	27.67%	8.73%	10.02%
(1)	After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

MANAGEMENT OF THE FUNDS

The Investment Adviser

Guinness Atkinson Asset Management, Inc., a Delaware corporation, serves as investment adviser to each Target Fund and each Acquiring ETF. GAAM has been an investment adviser to each Target Fund since inception. As of August 31, 2020, GAAM managed approximately $320 million in client assets. GAAM maintains its principal offices at 225 South Lake Avenue, Suite 216, Pasadena, CA 91101.

Under the terms of its investment advisory agreement, GAAM is responsible for formulating each Fund’s investment program and for making day-to-day investment decisions and engaging in portfolio transactions. GAAM also furnishes officers, provides office space, services and equipment and supervises all matters relating to the Funds’ operations. The Acquiring ETFs have adopted the same investment advisory agreement as the Target Funds. The Acquiring ETFs have also entered into an administration agreement with GAAM, under which no compensation is paid, for additional administrative services that are provided to the Acquiring ETFs relating to listing the Acquiring ETFs on a national securities exchange.

Pursuant to the investment advisory agreement, each Fund pays GAAM a management fee at an annualized rate (expressed as a percentage of daily net assets) as follows:

Fund	Management Fee
Guinness Atkinson Asia Pacific Dividend Builder Fund – Target Fund	1.00%
SmartETFs Asia Pacific Dividend Builder ETF – Acquiring ETF	0.75%
Guinness Atkinson Dividend Builder Fund – Target Fund	0.45
SmartETFs Dividend Builder ETF - Acquiring ETF	0.45%

For the Target Funds, GAAM has agreed to waive its advisory fee or reimburse operating expenses to limit total operating expenses of the Target Funds at least through June 30, 2024, so that total ordinary annual fund expenses (excluding brokerage fees and commissions, interest and other borrowing expenses, taxes, extraordinary expenses and the indirect costs of investing in acquired funds) do not exceed 1.10%, for the Guinness Atkinson Asia Pacific Dividend Builder Fund, and 0.68% for the Guinness Atkinson Dividend Builder Fund.

For the Acquiring ETFs, GAAM has agreed to waive its advisory fee or reimburse operating expenses to limit total operating expenses of the Acquiring ETFs at least through June 30, 2024, so that total ordinary annual fund expenses (excluding brokerage fees and commissions, interest and other borrowing expenses, taxes, extraordinary expenses and the indirect costs of investing in acquired funds) do not exceed 0.78%, for the SmartETFs Asia Pacific Dividend Builder ETF, and 0.65% for the SmartETFs Dividend Builder ETF, of the average daily net assets of the respective ETF.

For the fiscal year ended December 31, 2019, the Adviser waived fees and reimbursed expenses in an amount that exceeded its entire advisory fee with respect to each Target Fund. A discussion regarding the basis for the Board of Trustees’ approval of the advisory agreement between GAAM and the Acquiring ETFs is available in the semi-annual shareholder report for the period ending June 30, 2020, which is on file with the SEC on the Edgar system, (ICA File No. 811-08360, Accession No. 0001104659-20-103031).

Portfolio Managers

The Target Funds and the Acquiring ETFs are managed by the following co-portfolio managers, who are jointly and primarily responsible for the day-to-day management of each Fund’s portfolio.

	Target Fund	Acquiring ETF
GAAM Portfolio Managers
Edmund Harris, co-portfolio manager	Guinness Atkinson Asia Pacific Dividend Builder Fund	SmartETFs Asia Pacific Dividend Builder Fund
Mark Hammonds, co-portfolio manager	Guinness Atkinson Asia Pacific Dividend Builder Fund	SmartETFs Asia Pacific Dividend Builder ETF
Dr. Ian Mortimer, co-portfolio manager	Guinness Atkinson Dividend Builder Fund	Guinness Atkinson Dividend Builder ETF
Matthew Page, co-portfolio manager	Guinness Atkinson Dividend Builder Fund	Guinness Atkinson Dividend Builder ETF

Edmund Harriss and Mark Hammonds are the co-portfolio managers for the Guinness Atkinson Asia Pacific Divided Builder Fund and will serve as co-portfolio managers for the SmartETFs Asia Pacific Dividend Builder ETF.

Dr. Ian Mortimer and Matthew Page are the co-portfolio managers for the Guinness Atkinson Dividend Builder Fund and will serve as co-portfolio managers for the SmartETFs Dividend Builder ETF.

Co-portfolio managers of each of the Target Funds and the Acquiring ETFs are primarily and jointly responsible for the day-to-day management of the funds’ respective investment programs.

The Acquiring ETFs’ Statement of Additional Information dated September 21, 2020, which is incorporated by reference, provides additional information about each portfolio manager’s compensation structure, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of shares in the Funds.

Other Service Providers

The Acquiring ETFs will use the same service providers as currently used by the Target Funds:

Role	Service Provider
Administrator	Mutual Fund Administration, LLC, located at 2220 East Route 66, Suite 226, Glendora, CA 91740.
Fund Accounting Agent	Brown Brothers Harriman & Co., located at 50 Post Office Square, Boston, Massachusetts 02110.
Transfer Agent	Brown Brothers Harriman & Co., located at 50 Post Office Square, Boston, Massachusetts 02110.
Custodian	Brown Brothers Harriman & Co., located at 50 Post Office Square, Boston, Massachusetts 02110.
Independent Registered Public Accounting Firm	Tait, Weller & Baker LLP, located at Two Liberty Place, 50 S. 16th Street, Suite 2900, Philadelphia, Pennsylvania 19102-2529.

The Acquiring ETFs will also use an additional transfer agent to provide recordkeeping and shareholder services for former direct shareholders of the Target Funds. This additional transfer agent is American Stock Transfer, with office at 6201 15th Ave, Brooklyn, New York 11219.

Information about the ETFs’ administrator, fund accountant and transfer agent, and custodian can be found in the Target Funds’ Statement of Additional Information dated May 1, 2020 as supplemented September 16, 2020 and in the Acquiring ETFs’ Statement of Additional Information, which are incorporated by reference.

Purchase, Redemption and Pricing of Fund Shares

The procedures for purchase and redemption of shares of the Target Funds and the Acquiring ETF are not identical. Additional information about the purchase, redemption and pricing can be found in the prospectuses for the Target Funds and the Acquiring ETFs.

Purchases and Redemptions/Sales of Fund Shares

Target Funds

The Target Funds are mutual funds, and investors can purchase and redeem shares directly from the Funds or indirectly through intermediaries. Investors may purchase, exchange or redeem each Target Fund’s shares at that Target Fund’s NAV next computed after receipt of the order. Transactions will only occur on days the New York Stock Exchange (the “NYSE”) is open. On holidays and other days when the NYSE is closed, the Target Fund’s NAV is not calculated and the Target Fund does not accept buy or sell orders. However, the value of the Target Fund’s assets may still be affected on those days, because the Target Fund holds foreign securities that trade on days that foreign securities markets are open.

To purchase, exchange or redeem shares of the Target Funds, investors must submit orders to the Target Funds by the applicable cut-off time to receive the NAV calculated on that day. If an order is received after the applicable cut-off time, it will be processed the next business day.

Investors who wish to purchase, exchange or redeem Target Fund shares through a broker-dealer should contact the broker-dealer regarding the hours during which orders to purchase, exchange or redeem shares of the Target Funds may be placed.

The Target Funds impose a 2% redemption fee on redemptions of shares held less than 30 days. The Target Funds also impose a wire fee for transactions by wire. When shares are redeemed from the Target Funds, the redemption proceeds are delivered to the shareholder within seven days.

Acquiring ETFs

The Acquiring Funds are ETFs. ETF shares can be bought and sold throughout the trading day like other shares of publicly traded securities. There is no minimum investment for purchases made on the listing exchange. When buying or selling ETF shares through a broker, you may incur customary brokerage commissions and charges. When charged, the commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares.

Individual shareholders do not pay a redemption fee to the Trust when selling shares on the exchange. When a shareholder purchases or sells shares on the exchange, the purchase and sale are handled through the shareholder’s brokerage account.

In addition to any brokerage commission, you will incur the cost of the “spread,” which is the difference between what investors are willing to pay for shares (the “Bid” price) and the price at which they are willing to sell the shares (the “Ask” price). The spread with respect to a Fund’s shares varies over time based on the Fund’s trading volume and market liquidity, and is generally lower (or narrow) if the Fund has a lot of trading volume and market liquidity and higher (or wider) if the Fund has little trading volume and market liquidity. When the spread widens, particularly in times of market stress, you may pay significantly more or receive significantly less than the underlying value of the Fund shares when they buy or sell ETF Shares in the secondary market. Because of the costs of buying and selling ETF shares, frequent trading may reduce investment returns.

ETF shares are bought and sold at market prices, rather than the net asset value, and shares may trade at a price greater or less than the net asset value. Generally, the Acquiring ETFs will only issue or redeem ETF shares that have been aggregated into blocks of 10,000 shares or multiples thereof (“Creation Units”) to authorized participants who have entered into agreements with the Fund’s distributor, as discussed in the Purchase and Issuance of Creation Units section of the Statement of Additional Information. The Acquiring ETFs will issue or redeem Creation Units in return for a basket of assets that each ETF specifies each day. In limited circumstances, ETF shares may be individually issued outside of Creation Units to participants in a dividend reinvestment program offered by a broker.

Pricing

The procedures for calculating the net asset value of shares are substantially similar for both the Target Funds and the Acquiring ETFs.

Net Asset Value. For both the Target Funds and the Acquiring ETFs, the NAV of the Fund is determined at the close of business of the NYSE (generally 4:00 p.m. Eastern Time) on each day a Fund is open for business.

For both the Target Funds and the Acquiring ETFs, NAV is calculated by (1) subtracting the Fund’s liabilities from its assets and then (2) dividing that number by the total number of outstanding shares. This procedure is in accordance with Generally Accepted Accounting Principles. Under normal conditions, a Fund’s securities are valued based upon readily available price quotations. Securities without a readily available price quotation will be priced at fair value, as determined in good faith by, or under the supervision of, the Fund’s officers under methods authorized by the Board.

Fair Value Pricing. If market quotations do not accurately reflect fair value for a security, or if such valuations do not reflect current market values, that security may be valued by another method that the Board believes accurately reflects fair value. The Board has developed fair valuation procedures to be used when any assets for which reliable market quotations are not readily available or for which the Fund’s pricing service does not provide a valuation or provides a valuation that, in the judgment of the Adviser, does not represent fair value. A Fund also may fair value a security if the Fund or the Adviser believes that the market price is stale. Under the Funds’ fair valuation process, when a fair valuation event occurs, a committee that includes representatives from the Adviser, the Custodian, and the Funds’ Chief Compliance Officer, convenes to review pricing information and determine the fair value of the security in question.

There can be no assurance that a Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV. In the case of fair valued portfolio securities, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a portfolio security’s current value. Fair valuations generally remain unchanged until new information becomes available. Consequently, changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued by an independent pricing service or based on market quotations.

Both the Target Funds and the Acquiring Funds hold securities traded on foreign securities markets. When events occur after the close of a foreign market, but before a Fund’s NAV is calculated (such as a significant surge or decline in the U.S. or other markets), this can affect the opening trading prices of foreign securities when foreign markets open on the following business day. If such events occur, an affected Target Fund will value foreign securities at fair value, taking into account such events, in calculating NAV. The Target Fund uses a “fair valuation factor” provided by a third-party pricing service. This is a fair valuation method included in the Funds’ fair valuation policy. When used, fair valuation factors can reduce an investor’s ability to seek to profit by estimating the Fund’s NAV in advance of the time the NAV is calculated.

By contrast, the Acquiring ETFs generally will not use a fair valuation factor during the time that they are trading on an exchange. The Acquiring ETFs will hold shares of non-U.S. securities traded in local markets that close at a different time than the NYSE Arca. During the time when the NYSE Arca is open but after the applicable local market has closed, the price of a foreign security that is included in the Fund’s portfolio (and the Fund’s NAV) will be the closing price on that security’s local market, updated for currency changes, until that local market opens again. As a result, the Fund’s NAV may be calculated using “stale” prices of foreign securities; and the bid/ask spread and resulting premium/discount to the Fund’s NAV may widen because local market prices will not change until local markets re-open. In that case, the prices used in calculating the Fund’s NAV could be based on closing prices of securities traded in non-U.S. markets that have not been updated, except for currency changes. This may contribute to a Fund’s NAV varying more widely from its market price.

Frequent Trading/Market Timing

The Target Funds and the Acquiring ETFs have different approaches to frequent trading or market timing.

Target Funds

Each Target Fund has a long-term investment outlook and generally undertakes a “buy and hold” strategy in order to reduce turnover and maximize after-tax returns. Frequent trading of Target Fund shares or market timing can disrupt a Target Fund’s investment program and create additional transaction costs that are borne by all shareholders. Therefore, the Target Funds do not believe that it is in the interests of their shareholders to accommodate market timing, and have adopted policies and procedures designed to discourage these practices.

To discourage market timing activity, the Target Funds reserve the right to restrict or refuse any purchase orders or exchanges, in whole or in part, for any reason (including, without limitation, purchases by persons whose trading activity in Target Fund shares is believed by the Adviser to be harmful to the Target Funds) and without prior notice. The Target Funds may reject any purchase or exchange request that the Target Funds regard as disruptive to efficient portfolio management.

Of the Target Funds, the Adviser believes that Asia Pacific Dividend Builder Fund is more susceptible to frequent trading, because it holds securities in markets that open and close before the US markets begin daily operations and there is an inherent time lag between the last valuation point in these markets and the valuation point for the Target Funds. Each of the Target Funds systematically utilizes fair value pricing to prevent market timers from engaging in time zone arbitrage. In addition, the Asia Pacific Dividend Builder Fund imposes a redemption fee on all Fund shares held for 30 days or less. The redemption fee is 2% of the value of the shares being redeemed if a shareholder redeems or exchanges shares of the Asia Pacific Dividend Builder Fund within 30 days of purchase. There is no redemption fee on the redemption or exchange of shares acquired through reinvestment of distributions. The “first in, first out” (“FIFO”) method is used to determine the holding period; this means that if a shareholder bought shares on different days, the shares purchased first will be redeemed first for the purpose of determining whether the redemption fee applies. The redemption fee is deducted from shareholder redemption proceeds and is retained by the Fund for the benefit of its long-term shareholders. Although the Fund aims to apply the redemption fee uniformly, the redemption fee may not apply in certain circumstances including when it is not currently practicable for the Fund to impose the fee, such as redemptions of shares held in certain omnibus accounts or retirement plans that cannot implement the redemption fee, or upon redemptions by seed investors.

The Adviser has some limited procedures in place to identify abusive trading in the Guinness Atkinson funds complex, of which the Target Funds are a part. Identifying abusive trading activity is complex and subjective and the Funds may not identify all trades or trading practices that might be considered abusive, in part because the Funds receive purchase and sale orders through group or omnibus accounts. The Funds have entered into information sharing agreements with financial intermediaries under which these intermediaries must provide the Funds, at the Funds’ request, with information about their customers that invest in the Funds through omnibus accounts. The Funds will use this information, if possible, to identify abusive trades or trading practices and restrict or reject trades and impose the redemption fee. The financial intermediaries are contractually required to follow the Funds’ instructions to restrict or prohibit future purchases by shareholders that are found to have engaged in abusive trading in violation of the Funds’ policies. There is no guarantee that information provided by financial intermediaries will be accurate or that the Funds will be able to use that information to discover and restrict or prevent abusive trading. The Funds’ ability to monitor or discourage abusive trading practices in omnibus accounts may be limited.

Funds that primarily hold foreign securities often value their assets as of the close of the relevant local markets, although the time at which these funds calculate their net asset value per share (the “Valuation Point”) may be much later in the day. The resulting potential arbitrage between a security’s value at the local market close and the Valuation Point may give rise to market timing of such funds. With respect to the Target Funds, the fair value pricing procedure is one measure to discourage such behavior, as is the redemption fee which is imposed on the Asia Pacific Dividend Builder Fund.

Acquiring ETFs

For the Acquiring ETFs, no redemption fee is imposed except for the Transaction Fee imposed on redemption of creation units, which can only be carried out by Authorized Participants. Unlike frequent trading of shares of a traditional open-end mutual fund, (i.e., not exchange-traded shares), frequent trading of exchange traded shares on the secondary market does not disrupt portfolio management, increase the ETF’s trading costs, lead to realization of capital gains, or otherwise harm ETF shareholders. A few institutional investors are authorized to purchase and redeem shares directly with the ETF (Authorized Participants). When these trades are effected in-kind (i.e., for securities and not cash), they do not cause any of the potentially harmful effects (noted above) that may result from frequent cash trades. Moreover, the Acquiring ETFs impose a Transaction Fee on in-kind purchases and redemptions to cover the custodial and other costs incurred by the ETFs in effecting in-kind trades, such as when an investor substitutes cash in part or in whole for securities, reflecting the fact that the ETF’s trading costs increase in those circumstances. For these reasons, the Board of Trustees has determined that it is not necessary to adopt policies and procedures to detect and deter frequent trading and market-timing in ETF shares for the Acquiring ETFs.

Dividends, Distributions and Taxes

Each Target Fund pays investment income dividends quarterly and distributes net realized capital gains, if any, annually. Target Fund shareholders may elect to reinvest income dividends and capital gain distributions in the form of additional shares of the Funds or receive these distributions in cash. Dividends and distributions from each Fund are automatically reinvested in the Fund, unless you elect to have dividends paid in cash. Reinvested dividends and distributions receive the same tax treatment as those paid in cash.

Each Acquiring ETF expects to pay investment income dividends quarterly and distribute net realized capital gains, if any, annually. Dividends will be paid in cash.

Sales Loads

Neither the Target Funds nor the Acquiring ETFs charge sales loads or deferred sales loads.

Rule 12b-1 Distribution Plan

Both the Target Funds and the Acquiring ETFs have adopted the same Rule 12b-1 Distribution Plan, which is a “defensive” plan. No affirmative payments are made under that plan by either the Target Funds or the Acquiring ETFs.

Taxes

Dividends and distributions are taxable to most investors (unless your investment is in an IRA or other tax-deferred account). Dividends paid by a Target Fund or an Acquiring ETF out of net ordinary income and distributions of net short-term capital gains are taxable to the shareholders as ordinary income.

Distributions by a Target Fund or an Acquiring ETF of net long-term capital gains to shareholders are generally taxable to the shareholders at the applicable long-term capital gains rate, regardless of how long the shareholder has held shares of the fund or ETF.

Redemptions of shares of a Target Fund, and sales of shares of an Acquiring ETF, are taxable events which you may realize as a gain or loss. The amount of the gain or loss and the rate of tax will depend mainly upon the amount paid for the shares, the amount received from the sale, and how long the shares were held.

Distributions by a Target Fund or an Acquiring ETF may be subject to federal income tax whether received in cash or reinvested in additional shares. In addition to federal taxes, you may be subject to state and local taxes on distributions.

Because everyone’s tax situation is unique, always consult your tax professional about federal, state, and local tax consequences of an investment in the Target Funds or the Acquiring ETFs.

FINANCIAL HIGHLIGHTS

The fiscal year end of each of the Target Funds and the Acquiring ETFs is December 31. The financial highlights for each Target Fund are included in Exhibit B, and have been derived from financial statements audited by Tait, Weller & Baker LLP, except for information provided for the six months ended June 30, 20209, which is unaudited.

The financial highlights of each Target Fund are also contained in: (i) the Annual Report to shareholders of the Target Funds for the fiscal year ended December 31, 2019, which have been audited by Tait, Weller & Baker LLP, the registered independent public accounting firm for the Target Funds and the Acquiring ETFs; and (ii) the Semi-Annual Report to shareholders of the Target Funds for the six months ended June 30, 2020, which are unaudited. The Annual Report and Semi-Annual Report, which have previously been sent to shareholders, are available on request and without charge by writing to the Funds at 226 South Lake Avenue, Suite 216, Pasadena, CA 91101, and are incorporated by reference into this Information Statement/Prospectus.

As of the date of this Information Statement/Prospectus, the Acquiring ETFs have not commenced operations and have no financial highlights. The Acquiring ETFs will assume the accounting history of their respective Target Funds at the closing of the Conversion.

ADDITIONAL INFORMATION RELATING TO THE CONVERSIONS

Description of the Conversions

This section describes the details of each Conversion. This is a summary of the material terms of each Conversion transaction, as set forth in the “Plan of Reorganization” found in Exhibit A. Each Target Fund and its corresponding Acquiring ETF will be entering into a separate Plan of Reorganization, and they are identical.

For each Target Fund, the Conversion is effectuated by merging the Target Fund into an Acquiring ETF, which we expect to take place as follows:

●	The Closing Date for the Conversion will be a fixed date, currently estimated to be December 18, 2020.

○	This is the last day that the Target Fund will be a mutual fund.

●	The Target Fund’s NAV will be calculated on that date in accordance with its prospectus and SAI.

●	After this, substantially all of the assets and liabilities of the Target Fund will be transferred to its corresponding Acquiring ETF. In return, the corresponding Acquiring ETF will deliver to the Target Fund shares of the Acquiring ETF.

○	The shares of the Acquiring ETF issued to the Target Fund will have an aggregate net asset value equal to the aggregate net asset value of the Target Fund’s shares outstanding as of the close of trading on the NYSE on the Closing Date.

○	Some shareholders may not be able to receive fractional shares. If this is the case, shareholders who cannot receive fractional shares will be issued a check representing the redemption of their fractional shares of the Target Fund.

●	After the Target Fund receives the shares of the Acquiring ETF, the Target Fund will distribute those Acquiring ETF shares back to its shareholders.

○	The Acquiring ETF shares are distributed to former Target Fund shareholders as follows: the Acquiring ETF will open new accounts on its books in the names of the former Target Fund shareholders, and transfers to those shareholder accounts the shares of the Acquiring ETF that corresponds to each shareholder’s interest.

○	These newly-opened accounts on the books of the Acquiring ETF will represent the respective pro rata number of shares of the Acquiring ETF that the corresponding Target Fund is to receive under the terms of the Plan of Reorganization as adjusted for fractional share redemptions, if any. See “Terms of the Conversion” below.

●	The Target Fund will be liquidated, which means it will be terminated as a series of the Trust.
●	The Acquiring ETF will open for trading on the exchange on December 21, 2020.

Accordingly, as a result of the Conversion, each Target Fund shareholder will own shares of the corresponding Acquiring ETF with an aggregate net asset value equal to the aggregate net asset value of the shares of the Target Fund that the shareholders owned immediately prior to the Conversion.

No sales charge or fee of any kind will be assessed to the Target Fund shareholders in connection with their receipt of shares of the Acquiring ETF in the Conversion.

Terms of the Conversion

Pursuant to each Plan of Reorganization, on the Closing Date, each Target Fund will transfer to the Acquiring ETF all of its assets in exchange solely for shares of the corresponding Acquiring ETF. The aggregate net asset value of the shares issued by the Acquiring ETF will be equal to the value of the assets of the corresponding Target Fund transferred to the Acquiring ETF as of the Closing Date, as determined in accordance with the Acquiring ETF’s valuation procedures, net of the liabilities of the Target Fund assumed by the Acquiring ETF. Each Target Fund expects to distribute the shares of the corresponding Acquiring ETF to its shareholders promptly after the Closing Date. Thereafter, the Target Fund will be terminated as a series of the Trust.

Each Plan of Reorganization contains customary representations, warranties, and conditions. Each Plan of Reorganization may be terminated with respect to the Conversion if, on the Closing Date, any of the required conditions have not been met or if the representations and warranties are not true. The Plan of Reorganization may be terminated or amended by the mutual consent of the parties.

Capitalization

The following tables set forth, as of October 20, 2020, (a) the unaudited capitalization of each Target Fund and (b) the unaudited pro forma combined capitalization of each Acquiring ETF assuming the proposed Conversion has taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Target Fund share purchase, redemption and market activity.

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Guinness Atkinson Asia Pacific Dividend Builder Fund (Target Fund)	$3,865,656	232,836	$16.60
SmartETFs Asia Pacific Dividend ETF (Acquiring ETF) (Pro forma)*	$3,865,656	232,836	$16.60

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Guinness Atkinson Dividend Builder Fund (Target Fund)	$18,252,543	877,643	$20.80
SmartETFs Dividend Builder ETF (Acquiring ETF) (Pro forma)*	$18,252,543	877,643	$20.80

*	Reflects the estimated pro forma capitalization of the Acquiring Fund at October 20, 2020 as though the Conversion had occurred on October 20, 2020 and is for informational purposes only. No assurance can be given as to how many shares of the Acquiring ETF will be received by the shareholders of the Target Fund on the date the Conversion takes place, and the foregoing should not be relied upon to reflect the number of shares of the Acquiring ETF that actually will be received on or after such date.

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect a fund’s performance. The following table shows each Target Fund’s portfolio turnover rate; no portfolio turnover rate is shown for the Acquiring ETFs because they are not yet operational. The Adviser expects the portfolio turnover rates for the Acquiring ETFs to be comparable to the rates for the Target Funds. The portfolio turnover rates for the Target Funds are set forth below:

Target Fund	Portfolio Turnover Rate
Guinness Atkinson Asia Pacific Dividend Builder Fund	32.99%
Guinness Atkinson Dividend Builder Fund	18.51%

Federal Income Taxes

Note: we will use the term “reorganization” here when we talk about the tax treatment of each Conversion.

The combination of each Target Fund and the corresponding Acquiring ETF in each Reorganization is intended to qualify for federal income tax purposes as a separate tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). As a condition of the closing of each Reorganization, the Trust will receive a legal opinion from Practus LLP to the effect that the Reorganization should be a tax-free reorganization. Accordingly, neither the applicable Target Fund nor its shareholders should recognize gain or loss as a result of the Reorganization. For each Reorganization, the tax basis of the Acquiring ETF shares received should be the same as the basis of the corresponding Target Fund shares exchanged and the holding period of the Acquiring ETF shares received should include the holding period of the Target Fund shares exchanged, provided that the shares exchanged were held as capital assets at the time of the Reorganization. No tax ruling from the Internal Revenue Service regarding the Reorganization has been requested. Nevertheless, the sale of securities by a Target Fund prior to its Reorganization, whether in the ordinary course of business or in anticipation of the Reorganization, could result in taxable capital gains distribution prior to the Closing Date of the Reorganization. As of the date of this Information Statement/Prospectus, for each Reorganization, the Adviser intends to sell a small portion of the securities held by a Target Fund in anticipation of the Reorganization, and may do so in the ordinary course of business before the Reorganization.

To the extent that a portion of the Target Fund’s portfolio assets are sold prior to the Reorganization, including sales in connection with the repositioning described below, the federal income tax effect of such sales will depend on the holding periods of the assets sold and the difference between the price at which such portfolio assets were sold and the Target Fund’s basis in those assets. Any net capital gains (net long-term capital gain in excess of any net short-term capital loss) recognized in these sales, after the application of any other available capital losses and any available capital loss carryforwards (capital losses from prior taxable years that may be used to offset future capital gains), would be distributed to the Target Fund’s shareholders as capital gain dividends. Any net short-term capital gains (net short-term capital gain in excess of any net long-term capital loss and after application of any other available capital losses and any available capital loss carryforwards) would be distributed as ordinary dividends.

The Target Fund will experience portfolio turnover due to portfolio repositioning prior to the Reorganization. To the extent the Target Fund realizes net losses from the sale of portfolio securities as part of the portfolio repositioning, the net capital gain or net investment income to be distributed by the Target Fund prior to the closing of the Reorganization will be reduced. If the Target Fund realizes income or gain as a result of such sales, the net capital gain or net investment income to be distributed by the Target Fund will be increased if such income or gain cannot be offset by other capital losses or available capital loss carryforwards. The actual market prices and capital gains or losses experienced by the Target Fund will depend on market conditions at the time of the portfolio repositioning and may vary significantly under volatile market conditions such as those experienced globally during 2020 arising from the COVID-19 pandemic.

For each Reorganization, prior to the Closing Date of the Reorganization, the Target Fund will pay to its shareholders a cash distribution consisting of any undistributed investment company taxable income and/or any undistributed realized net capital gains, including any net gains realized from any sales of assets prior to the Closing Date. This distribution would be taxable to shareholders that are subject to tax. Shareholders should consult their own tax advisers concerning the potential tax consequences of the Reorganization to them, including foreign, state and local tax consequences.

Portfolio Repositioning

The Target Funds and the Acquiring ETFs use the same investment strategies. No changes in the Target Fund portfolios are required to “align” the portfolios with the Acquiring ETFs, because the each Acquiring ETF uses the same investment program as its respective Target Fund.

The Target Funds hold shares of non-US companies traded on foreign securities markets, including in markets that do not permit the in-kind transfer of securities from one fund to another fund. Below, we describe the effect of transactions in such markets, which have the same effect as portfolio repositioning transactions.

Guinness Atkinson Asia Pacific Dividend Builder only

In one market in which the Guinness Atkinson Asia Pacific Dividend Builder Fund holds shares, in-kind transfer is not permitted at all. If that Target Fund still holds a position in that market as the Closing Date approaches, the Target Fund will have to sell its position, transfer the cash to the Acquiring ETF in the Reorganization, and the Acquiring ETF could acquire a new position in the same security, if desired, after the Closing Date or establish a position in different securities after the Conversion.

Currently, the Adviser expects that the Guinness Atkinson Asia Pacific Dividend Builder Fund will sell portfolio securities representing up to 3% of its portfolio in advance of the Closing Date, because these particular securities cannot be transferred “in-kind” to the corresponding Acquiring ETF. This means that the Guinness Atkinson Asia Pacific Dividend Builder Fund will realize and recognize capital gains. These capital gains are added to other capital gains the Fund has realized and recognized during 2020. The Target Fund would also have to pay brokerage or other transaction costs and local transfer taxes for foreign securities transactions if a portfolio position must be sold because it cannot transfer “in kind”. As of the date of this Information Statement/Prospectus, the Guinness Atkinson Asia Pacific Dividend Builder Fund expects to sell one portfolio position and pay associated costs as follows:

Target Fund	Anticipated Transactions	Anticipated Brokerage/Transaction Costs
Guinness Atkinson Asia Pacific Dividend Builder Fund	2.5-3.5%	$3,000 ($0.01 per share)

The actual brokerage and other transaction costs will vary depending upon market conditions, shareholder activity, and the Target Fund’s actual portfolio holdings when its Conversion occurs. The amount of capital gains that would result from this transaction cannot ascertained with certainty in advance of a sale of the position, but the Adviser estimates that the total capital gain will range from $30,000 to $50,000. Capital gains realized by a Target Fund, to the extent not offset by capital losses or capital loss carryforwards, would be distributed to Target Fund shareholders. The Target Fund has realized and recognized capital gains in 2020 that exceed its capital loss carryforward. The Adviser expects that the maximum impact of this capital gain could be in the range of 4 to 6 cents per share.

The Adviser has committed to reimburse the Target Funds for brokerage commission costs and local transfer taxes associated with sales of securities in foreign markets that do not permit securities to be transferred “in-kind”. Currently, the Adviser expects these costs to be less than $3,000.

Expenses of the Conversion

The costs of the Conversion will be borne by the Adviser. The costs associated with the Conversion are expected to be approximately $210,000, not including the brokerage costs, if any, associated with the sale of a security position held by one Fund before the closing date of the Conversions. The Adviser believes that the Acquiring ETFs will incur minimal costs to reposition the portfolios after the Conversions.

With respect to the costs associated with the sale of a single position held by the Asia Pacific Dividend Builder Fund only, the Adviser estimates that local taxes and brokerage commission costs for this transaction will be approximately $3,000.

Share Certificates

No certificates for shares of the Acquiring ETF will be issued in connection with the Conversion.

OTHER INFORMATION

Shareholder Information

As of October 31, 2020, there were 232,627 shares outstanding of Guinness Atkinson Asia Pacific Dividend Builder Fund. As of October 31, 2020, no person was known by this Target Fund to own beneficially or of record 5% or more of any class of shares of the Fund except as follows:

Owner of Record	Percentage of Outstanding Owned
National Financial Services, LLC FEBO Jersey City, NJ 07310-1995 Jurisdiction - New Jersey	41.42%
Charles Schwab & Co. Inc. Special Custody FEBO San Francisco, CA 94105-1905	19.36%
TD Ameritrade Inc. FEBO Omaha, NE 68103-2226	12.68%
Timothy Guinness London SW1P3LD United Kingdom	9.69%

As of October 31, 2020, there were 889,741 shares outstanding of the Guinness Atkinson Dividend Builder Fund. As of October 31, 2020, no person was known by this Target Fund to own beneficially or of record 5% or more of any class of shares of the Fund except as follows:

Owner of Record	Percentage of Outstanding Owned
Charles Schwab & Co. Inc. Special Custody FEBO San Francisco, CA 94105-1905 Jurisdiction - California	39.13%
National Financial Services, LLC FEBO Jersey City, NJ 07310-1995 Jurisdiction - New Jersey	28.01%
TD Ameritrade Inc. Omaha, NE 68103-2226	12.49%
Pershing LLC Jersey City, NJ 07399-0001	9.62%

A shareholder who owns of record or beneficially more than 25% of the outstanding shares of a Fund or who is otherwise deemed to “control” a Fund may be able to determine or significantly influence the outcome of matters submitted to a vote of the Fund’s shareholders.

Shareholder Rights and Obligations

Each Target Fund and its respective Acquiring ETF are series of the Trust, a statutory trust organized under the laws of the state of Delaware. Under the Trust’s declaration of trust, the Trust is authorized to issue an unlimited number of shares of beneficial interest, without par value, from an unlimited number of series of shares. The shares of each series of the Trust have no preference as to conversion, exchange, dividends, retirement or other features, and have no preemptive rights.

With respect to each Fund, shares have equal dividend, distribution, liquidation, and voting rights, and fractional shares have those rights proportionately.

When issued in accordance with the provisions of their respective prospectuses (and, in the case of shares of the Acquiring ETF, issued in the connection with the Conversion), all shares are fully paid and non-assessable.

Shareholder Proposals

The Funds do not hold regular annual meetings of shareholders. As a general matter, the Acquiring ETFs do not intend to hold future regular annual or special meetings of their shareholders unless the election of directors is required by the 1940 Act. Any shareholder who wishes to submit a proposal for consideration at a meeting of shareholders of either Fund should send such proposal to the Fund at 225 South Lake Avenue, Suite 216, Pasadena, CA 91101. To be considered for presentation at a shareholders’ meeting, rules promulgated by the SEC require that, among other things, a shareholder’s proposal must be received at the offices of a Fund a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.

EXHIBIT A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [ ] day of [ ], 2020, by and between Guinness Atkinson Funds, a Delaware statutory trust (the “Trust”), on behalf of Guinness Atkinson Dividend Builder Fund, a separate series of the Trust (the “Target Fund”), and the Trust, on behalf of SmartETFs Dividend Builder ETF, a separate series of the Trust (the “Acquiring Fund”, and together with the Target Fund, the “Funds”). Guinness Atkinson Asset Management, Inc. (“GAAM” or the “Adviser”) joins this Agreement solely for the purposes of Article IX and Section 10.02 hereof.

This Agreement is intended to be, and is adopted as, a plan for the reorganization of the Target Fund with the Acquiring Fund upon the terms and conditions set forth in this Agreement (the “Reorganization”). The Reorganization is intended to qualify as a reorganization of the Target Fund and Acquiring Fund within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder.

WHEREAS, each of the Target Fund and the Acquiring Fund are separate series of the Trust, which is an open-end, registered management investment company within the meaning of the Investment Company Act of 1940 (the “1940 Act”);

WHEREAS, the Target Fund qualifies as a “regulated investment company” under Subchapter M of the Code and the Acquiring Fund expects to qualify as a “regulated investment company” under Subchapter M of the Code;

WHEREAS, the Acquiring Fund is authorized to issue the Acquiring Fund Shares;

WHEREAS, the Funds intend (i) this Agreement to be, and adopt it as, a plan of reorganization within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the “Code”) and Treasury Regulation Section 1.368-2(g), and (ii) that for United States federal income tax purposes the transactions contemplated by this Agreement constitute a “reorganization” within the meaning of Section 368(a) of the Code; and

WHEREAS, the Board of Trustees of the Trust (the “Board”), including a majority of the Trustees who are not “interested persons” as that term is defined in Section 2(a)(19) of the 1940 Act, has determined that the Reorganization is in the best interests of each of the Target Fund and the Acquiring Fund and that interests of the existing shareholders of the Target Fund and the Acquiring Fund will not be diluted as a result of the Reorganization; and

WHEREAS, the Board has reasonably determined that the Reorganization will not have a material adverse effect on the shareholders of each of the Target Fund and the Acquiring Fund participating in the Reorganization;

NOW, THEREFORE, in consideration of the mutual promises and of the covenants and agreements hereinafter set forth, the parties hereby agree to enter into the Reorganization transaction which will consist of: (i) the transfer of substantially all of the assets of the Target Fund to the Acquiring Fund, in exchange for the assumption by the Acquiring Fund of the Target Fund Stated Liabilities (as defined in Section 1.03) and shares of the Acquiring Fund (the “Acquiring Fund Shares”) having an aggregate net asset value equal to the value of the assets of the Target Fund acquired by the Acquiring Fund reduced by the Target Fund Stated Liabilities; (ii) the distribution, on or as soon as practicable after the Closing Date (as defined in Section 3.01), of the Acquiring Fund Shares to the shareholders of the Target Fund; and (iii) the termination, dissolution and complete liquidation of the Target Fund; all upon the terms and conditions as set forth in this Agreement, as follows:

Article I.	REORGANIZATION

Section 1.01 THE EXCHANGE.

Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Target Fund agrees to convey, transfer and deliver substantially all of the assets of the Target Fund free and clear of all liens, encumbrances and claims whatsoever to the Acquiring Fund. In exchange, the Acquiring Fund agrees to: (i) deliver to the Target Fund, the number of full and fractional Acquiring Fund Shares, determined by dividing: (A) the aggregate value of the Target Fund’s assets, net of the Target Fund Stated Liabilities (as defined in Section 1.03), computed in the manner and as of the time and date set forth in Section 2.01, by (B) the net asset value of one share of the Acquiring Fund computed in the manner and as of the time and date set forth in Section 2.02; and (ii) assume the Target Fund Stated Liabilities described in Section 1.03. Such transactions shall take place at the closing (the “Closing”) provided for in Section 1.03. If brokers or the Transfer Agent are not capable of holding fractional shares for Target Fund Shareholders, the value of such fractional shares will be paid to Target Fund Shareholders in cash in redemption of such fractional shares. The Target Fund and the Acquiring Fund agree that any payment of cash for fractional shares in accordance with this Agreement will be treated for federal income tax purposes as (x) a redemption of such fractional shares in exchange for cash, followed immediately by (y) an exchange of shares of the Target Fund for shares of the Acquiring Fund.

Section 1.02 ASSETS TO BE ACQUIRED. The assets of the Target Fund to be acquired by the Acquiring Fund shall consist of all property owned by the Trust, on behalf of the Target Fund, including, without limitation, all cash, securities, commodities, interests in futures and other financial instruments, claims (whether absolute or contingent, known or unknown), receivables (including dividends, interest, principal, subscriptions and other receivables), goodwill and other intangible property, all books and records relating to the Target Fund, any deferred or prepaid expenses shown as an asset on the books of the Target Fund on the Closing Date, and all interests, rights, privileges and powers, other than cash in an amount necessary to pay dividends and distributions as provided in Section 7.02 and other than the rights of the Trust, on behalf of the Target Fund, under this Agreement (the “Assets”).

Section 1.03 LIABILITIES TO BE ASSUMED. The Trust, on behalf of the Target Fund, will endeavor to identify and discharge, to the extent practicable, all of the Target Fund’s liabilities and obligations, including all liabilities relating to operations, before the Closing Date. The Acquiring Fund shall assume only those accrued and unpaid liabilities of the Target Fund set forth in the Target Fund’s statement of assets and liabilities as of the Closing Date delivered by the Target Fund to the Acquiring Fund pursuant to Section 5.02 (the “Target Fund Stated Liabilities”). The Acquiring Fund shall assume only the Target Fund Stated Liabilities and shall not assume any other debts, liabilities or obligations of the Target Fund.

Section 1.04 STATE FILINGS. Prior to the Closing Date, the Trust shall make any filings with the State of Delaware that are required under the laws of the State of Delaware to be made prior to the Closing Date.

Section 1.05 LIQUIDATION AND DISTRIBUTION OF ACQUIRING FUND SHARES. On or as soon as practicable after the Closing Date, the Target Fund will distribute in complete liquidation of the Target Fund, pro rata to its shareholders of record, determined as of the close of business at the Valuation Time (as defined below) (the “Target Fund Shareholders”), all of the Acquiring Fund Shares received by the Target Fund. Such distribution will be in exchange for the Target Fund shares and will be accomplished by the transfer on the books of the Acquiring Fund of Acquiring Fund Shares credited to the account of the Target Fund to open accounts on the share records of the Acquiring Fund in the name of the Target Fund Shareholders, and representing the respective pro rata number of Acquiring Fund Shares due Target Fund Shareholders; and the Target Fund will be dissolved and terminated as a separate series of the Trust. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer. For shareholders of the Target Fund that have not delivered information concerning brokerage accounts to receive the Acquiring Fund Shares, Acquiring Fund Shares may be held by a Transfer Agent for the benefit of Target Fund Shareholders pending delivery of brokerage account information.

Section 1.06 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent (the “Acquiring Fund Transfer Agent”).

Section 1.07 TRANSFER TAXES. Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Target Fund shares on the books of the Target Fund as of that time shall, as a condition of such transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

Section 1.08 REPORTING RESPONSIBILITY. Any reporting responsibility of the Trust, on behalf of the Target Fund, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Trust, on behalf of the Target Fund, up to and including the Closing Date.

Section 1.09 BOOKS AND RECORDS. Immediately after the Closing Date, the share transfer books relating to the Target Fund shall be closed and no transfer of shares shall thereafter be made on such books. All books and records of the Target Fund, including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder transferred to the Acquiring Fund, shall be made available to the Target Fund from and after the Closing Date at the Acquiring Fund’s cost of producing such books and records until at least the date through which such books and records must be maintained under applicable law.

Section 1.10 ACTION BY THE TRUST. The Trust shall take all actions expressed herein as being the obligations of the Trust, on behalf of the Acquiring Fund and on behalf of the Target Fund, as the case may be.

Article II.	VALUATION

Section 2.01 VALUATION OF ASSETS. The gross value of the Assets to be acquired by the Acquiring Fund hereunder shall be the gross value of such Assets as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the business day prior to the Closing Date (the “Valuation Time”), after the payment of the dividends pursuant to Section 7.02, using the Acquiring Fund’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the parties.

Section 2.02 VALUATION OF SHARES. Full Acquiring Fund Shares, and to the extent necessary, fractional Acquiring Fund Shares, of an aggregate net asset value equal to the gross value of the Assets of the Target Fund acquired, determined as provided in Section 2.01 above, reduced by the amount of the Target Fund Stated Liabilities assumed by the Acquiring Fund, shall be issued by the Acquiring Fund in exchange for such Assets of the Target Fund. The net asset value per share of the Acquiring Fund Shares shall be the net asset value per share computed as of the Valuation Time, using the Acquiring Fund’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the parties.

Section 2.03 DETERMINATION OF VALUE. All computations of net asset value and the value of securities transferred under this Article II shall be made by Brown Brothers Harriman & Co., (“BBH”), the Trust’s accounting agent, in accordance with its regular practice and the requirements of the 1940 Act.

Article III.	CLOSING AND CLOSING DATE

Section 3.01 CLOSING DATE. Subject to the terms and conditions set forth herein, the Closing shall occur in the _____ quarter of 2020, or such other date as the parties may agree to in writing (the “Closing Date”). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place as of 7:00 a.m. on the Closing Date. The Closing shall be held at the offices of _____________________________________, or at such other time and/or place as the parties may agree.

Section 3.02 CUSTODIAN’S CERTIFICATE. The Trust, on behalf of the Target Fund, shall instruct the custodian for the Target Fund (the “Target Fund Custodian”) to deliver at the Closing a certificate of an authorized officer stating that: (i) the Assets have been delivered in proper form to the Acquiring Fund on the Closing Date; and (ii) all necessary taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment shall have been made, in conjunction with the delivery of Assets by the Target Fund. The Target Fund’s Assets represented by a certificate or other written instrument shall be presented by the Target Fund Custodian to the custodian for the Acquiring Fund (the “Acquiring Fund Custodian”) for examination no later than five (5) business days preceding the Closing Date and all Assets of the Target Fund at the Valuation Time shall be transferred and delivered by the Target Fund as of the Closing Date for the account of the Acquiring Fund, duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof free and clear of all liens, encumbrances and claims whatsoever, in accordance with the custom of brokers. The Target Fund’s Assets deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) or other permitted counterparties or a futures commission merchant (as defined in Rule 17f-6 under the 1940 Act) shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and futures commission merchants and the Acquiring Fund Custodian. The cash to be transferred by the Trust, on behalf of the Target Fund, shall be transferred and delivered by the Trust, on behalf of the Target Fund, as of the Closing Date for the account of the Acquiring Fund.

Section 3.03 EFFECT OF SUSPENSION IN TRADING. In the event that, as of the Valuation Time, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Target Fund or the Acquiring Fund are purchased or sold shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Target Fund is impracticable, the Closing shall be postponed until the business day after the day when trading is fully resumed and reporting is restored or such other date as the parties may agree to.

Section 3.04 TRANSFER AGENT’S CERTIFICATE. The Trust, on behalf of the Target Fund, shall instruct the Target Fund’s transfer agent (the “Target Fund Transfer Agent”) to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of Target Fund Shareholders as of the Valuation Time, and the number and percentage ownership (to four decimal places) of outstanding shares of the Target Fund owned by each Target Fund Shareholder immediately prior to the Closing. The Trust, on behalf of the Acquiring Fund, shall issue and deliver, or instruct the Acquiring Fund Transfer Agent to issue and deliver, a confirmation evidencing Acquiring Fund Shares to be credited on the Closing Date to the Target Fund, or provide evidence reasonably satisfactory to the Target Fund that such Acquiring Fund Shares have been credited to the Target Fund Shareholders’ accounts on the books of the Acquiring Fund.

Section 3.05 DELIVERY OF ADDITIONAL ITEMS. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, assumption of liabilities, receipts and other documents, if any, as such other party or its counsel may reasonably request.

Section 3.06 FAILURE TO DELIVER ASSETS. If the Trust, on behalf of the Target Fund, is unable to make delivery pursuant to Section 3.02 hereof to the Acquiring Fund Custodian of any of the Assets of the Target Fund for the reason that any of such Assets have not yet been delivered to it by the Target Fund’s broker, dealer or other counterparty, then, in lieu of such delivery, the Trust, on behalf of the Target Fund, shall deliver, with respect to said Assets, executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Acquiring Fund or the Acquiring Fund Custodian, including brokers’ confirmation slips.

Article IV.	REPRESENTATIONS AND WARRANTIES

Section 4.01 REPRESENTATIONS OF THE TRUST ON BEHALF OF THE TARGET FUND. The Trust, on behalf of the Target Fund, represents and warrants to the Trust, on behalf of the Acquiring Fund, as follows:

(a)	The Trust is a business trust that is duly organized, validly existing and in good standing under the laws of the State of Delaware. The Trust is duly authorized to transact business in the State of Delaware and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Trust or the Target Fund. The Target Fund is a legally designated, separate series of the Trust. The Trust, on behalf of the Target Fund, has all material federal, state and local authorizations necessary to own all of its properties and Assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Target Fund.

(b)	The Trust is registered as an open-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect. The Trust is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder with respect to the Target Fund.

(c)	The Registration Statement on Form N-14 of the Trust with respect to the Acquiring Fund and the Information Statement/Prospectus contained therein relating to the transactions contemplated by the Agreement that is filed with the Commission and becomes effective, as such Registration Statement may be amended or supplemented subsequent to the effective date of the Registration Statement (the “Registration Statement”), as of such effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Target Fund based on information provided in writing by the Trust, on behalf of the Target Fund, for inclusion therein, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not contain, as it relates to the Target Fund based on information provided in writing by the Trust, on behalf of the Target Fund, for inclusion therein, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. Any written information furnished by the Trust, with respect to the Target Fund, for use in the Registration Statement or any other materials provided by the Trust in connection with the Reorganization, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(d)	The Trust’s prospectus, statement of additional information and shareholder reports, in each case relating to the Target Fund and to the extent incorporated by reference in the Registration Statement, are accurate and complete in all material respects and comply in all material respects with federal securities and other applicable laws and regulations, and do not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements, in the light of the circumstances under which such statements were made, not misleading.

(e)	The Target Fund is not in violation of, and, subject to the satisfaction of the conditions precedent set forth in Articles VI and VIII of this Agreement, the execution, delivery and performance of this Agreement in accordance with its terms by the Trust, on behalf of the Target Fund, will not result in the violation of Delaware law, or any provision of the Trust’s trust instrument or bylaws or of any material agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which the Trust is a party, on behalf of the Target Fund, or by which the Trust, on behalf of the Target Fund, is bound, nor will the execution, delivery and performance of this Agreement by the Trust, on behalf of the Target Fund, result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party, on behalf of the Target Fund, or by which the Trust, on behalf of the Target Fund, is bound.

(f)	The Trust, on behalf of the Target Fund, has no material contracts, agreements or other commitments that will not be terminated without liability to it before the Closing Date, other than liabilities, if any, to be discharged prior to the Closing Date or reflected as Target Fund Stated Liabilities or in the statement of assets and liabilities as provided in Section 5.02 hereof.

(g)	No litigation, claims, actions, suits, proceedings or investigations of or before any court or governmental body are pending or to the Trust’s knowledge threatened against the Target Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect the Target Fund’s financial condition, the conduct of its business or which would prevent or hinder the ability of the Trust, on behalf of the Target Fund, to carry out the transactions contemplated by this Agreement. The Trust knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(h)	The audited financial statements of the Target Fund for the fiscal year ended December 31, 2019, which have been audited by Tait Weller, have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (true and complete copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition and the results of operations of the Target Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no material liabilities of the Target Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements.

(i)	There have been no changes in the financial position of the Target Fund as reflected in the audited financial statements of the Target Fund for the fiscal year ended December 31, 2019, other than those occurring in the ordinary course of business consistent with past practice in connection with the purchase and sale of portfolio assets, the issuance and redemption of Target Fund shares and the payment of normal operating expenses, dividends and capital gains distributions. Since the date of the financial statements referred to in Section 4.01(h) above, there has been no material adverse change in the Target Fund’s financial condition, assets, liabilities or business, results of operations or the manner of conducting business of the Target Fund (other than changes occurring in the ordinary course of business). For the purposes of this Section 4.01(i), the discharge of the Target Fund’s liabilities or the redemption of Target Fund shares by Target Fund Shareholders shall not constitute a material adverse change.

(j)	Since [ ], 20__ there has not been (i) any pending or to the knowledge of the Trust threatened litigation, which has had or may have a material adverse effect on the business, results of operations, assets or financial condition of the Target Fund; (ii) any option to purchase or other right to acquire shares of the Target Fund issued or granted by or on behalf of the Target Fund to any person other than subscriptions to purchase shares at net asset value in accordance with the terms in the current prospectus for the Target Fund; (iii) any contract or agreement or amendment or termination of any contract or agreement entered into by or on behalf of the Target Fund, except as otherwise contemplated by this Agreement; (iv) any indebtedness incurred, other than in the ordinary course of business, by or on behalf of the Target Fund for borrowed money or any commitment to borrow money by or on behalf of the Target Fund; (v) any amendment of the Trust’s organizational documents in a manner materially affecting the Target Fund; and (vi) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Target Fund other than a lien for taxes not yet due and payable.

(k)	As of the date hereof and at the Closing Date, all federal and other tax returns and reports of the Target Fund required by law to be filed have or shall have been timely and duly filed by such dates (including any extensions) and are or will be correct in all material respects, and all federal and other taxes required to be paid pursuant to such returns and reports have been paid. To the best of the knowledge of the Trust, on behalf of the Target Fund, after reasonable investigation, no such return is currently under audit or examination, and no assessment or deficiency has been asserted with respect to any such returns.

(l)	The Trust has an unlimited number of authorized shares of beneficial interest, par value $0.001 per share. All issued and outstanding shares of beneficial interest of the Target Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act of 1933 (“1933 Act”) and applicable state securities laws and are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and nonassessable, and are not subject to preemptive or dissenter’s rights. All of the issued and outstanding shares of the Target Fund will, at the Valuation Time, be held by the persons and in the amounts set forth in the records of the Target Fund Transfer Agent as provided in Section 3.04. The Target Fund has no outstanding options, warrants or other rights to subscribe for or purchase any of the Target Fund shares and has no outstanding securities convertible into any of the Target Fund shares.

(m)	At the Closing Date, the Target Fund will have good and marketable title to the Assets to be transferred to the Acquiring Fund pursuant to Section 1.02, and full right, power and authority to sell, assign, transfer and deliver such Assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances as to which the Acquiring Fund has received notice and which have been taken into account in the net asset valuation of the Target Fund, and, upon delivery of the Assets and the filing of any documents that may be required under Delaware state law, the Acquiring Fund will acquire good and marketable title to the Assets, subject to no restrictions on their full transfer, other than such restrictions as might arise under the 1933 Act, and other than as disclosed to and accepted in writing by the Acquiring Fund.

(n)	(i) The Trust, on behalf of the Target Fund, has the power to enter into this Agreement and to consummate the transactions contemplated herein; (ii) the execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the Trustees of the Trust, on behalf of the Target Fund; and (iii) this Agreement constitutes a valid and binding obligation of the Trust, on behalf of the Target Fund, enforceable in accordance with its terms, and no other action or proceedings by the Trust, on behalf of the Target Fund, are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(o)	The information to be furnished by the Trust, on behalf of the Target Fund, for use in no-action letters, applications for orders, registration statements, information statement materials and other documents that may be necessary in connection with the transactions contemplated is accurate and complete in all material respects.

(p)	The Target Fund has qualified, elected to qualify, and been eligible to be treated as a “regulated investment company” under the Code (a “RIC”) in respect of each taxable year since its commencement of operations; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; qualifies and is treated as and will continue to qualify as a RIC under the Code for its taxable year through the date of Reorganization; and has satisfied the distribution requirements imposed by the Code for each of its taxable years closing before the Closing Date and will satisfy the distribution requirements applicable to a RIC imposed by the Code for the taxable year ending on the Closing Date.

(q)	Except for the Registration Statement, no consent, approval, authorization or order under any federal or state law or of any court or governmental authority is required for the consummation by the Trust, on behalf of the Target Fund, of the transactions contemplated herein, except those that have already been obtained. No consent of or notice to any third party or entity other than notice to the Target Fund Shareholders is required for the consummation by the Trust, on behalf of the Target Fund, of the transactions contemplated by this Agreement.

(r)	Prior to the valuation of the Assets as of the Valuation Time, the Target Fund shall have declared a dividend, dividends or other distribution or distributions, with a record and ex-dividend date prior to the Valuation Time, which, together with all previous dividends and distributions, shall have the effect of distributing to the Target Fund Shareholders all of the Target Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income, if any, excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code, if any, for all taxable periods ending on or before the Closing Date, and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any capital loss carry forwards), if any, in all taxable periods or years ending on or before the Closing Date.

(s)	The Target Fund, or its agents, (1) holds a valid Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Withholding and Reporting (Individuals), a valid Form W-8BEN-E, Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding and Reporting (Entities) (or other appropriate series of Form W-8, as the case may be), or a valid Form W-9, Request for Taxpayer Identification Number and Certification, for each Target Fund Shareholder of record, which Form W-8 or Form W-9 can be associated with reportable payments made by the Target Fund to such shareholder, and/or (2) has otherwise timely instituted the appropriate nonresident alien or foreign corporation or backup withholding procedures with respect to such shareholder as provided by Sections 1441, 1442, 1471 and 3406 of the Code.

Section 4.02 REPRESENTATIONS OF THE TRUST, ON BEHALF OF THE ACQUIRING FUND. The Trust, on behalf of the Acquiring Fund, represents and warrants to the Trust, on behalf of the Target Fund, as follows:

(a)	The Trust is a business trust that is duly organized, validly existing and in good standing under the laws of the State of Delaware. The Trust is duly authorized to transact business in the State of Delaware and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Trust or the Acquiring Fund. The Acquiring Fund is a legally designated, separate series of the Trust. The Trust, on behalf of the Acquiring Fund, has all material federal, state and local authorizations necessary to own all of its properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund.

(b)	The Trust is registered as an open-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect. The Trust is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder with respect to the Acquiring Fund. The Acquiring Fund has not commenced operations and will not do so until after the Closing; and immediately before the Closing, Acquiring Fund will be a shell series of the Trust, without assets (except the amount paid for the Initial Share if it has not already been redeemed by that time) or liabilities, created for the purposes of acquiring the Assets, assuming the Liabilities, and continuing Target Fund’s business.

(c)	The Registration Statement as of its effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Acquiring Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not contain, as it relates to the Acquiring Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, except that no representations and warranties in this Section 4.02(c) apply to statements or omissions made in reliance upon and in conformity with written information concerning the Target Fund furnished to the Acquiring Fund by the Trust, on behalf of the Target Fund, from the effective date of the Registration Statement through and on the Closing Date. Any written information furnished by the Trust, with respect to the Acquiring Fund, for use in the Registration Statement or any other materials provided by the Trust, with respect to the Acquiring Fund, in connection with the Reorganization, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(d)	The current prospectus and statement of additional information of the Trust relating to the Acquiring Fund, to the extent incorporated by reference in the Registration Statement, are accurate and complete in all material respects and comply in all material respects with federal securities and other applicable laws and regulations, and do not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements, in the light of the circumstances under which such statements were made, not misleading.

(e)	The Acquiring Fund is not in violation of, and, subject to the satisfaction of the conditions precedent set forth in Articles VII and VIII of this Agreement, the execution, delivery and performance of this Agreement in accordance with its terms by the Trust, on behalf of the Acquiring Fund, will not result in the violation of, Delaware law, or any provision of the Trust’s trust instrument or bylaws or of any material agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which the Trust is a party, on behalf of the Acquiring Fund, or by which the Trust, on behalf of the Acquiring Fund, is bound, nor will the execution, delivery and performance of this Agreement by the Trust, on behalf of the Acquiring Fund, result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party, on behalf of the Acquiring Fund, or by which the Trust, on behalf of the Acquiring Fund, is bound.

(f)	No litigation, claims, actions, suits, proceedings or investigations of or before any court or governmental body are pending or to the Trust’s knowledge threatened against the Acquiring Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition, the conduct of its business or which would prevent or hinder the ability of the Trust, on behalf of the Acquiring Fund, to carry out the transactions contemplated by this Agreement. The Trust knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(g)	Since [ ], 2020, there has not been (i) any pending or to the knowledge of the Trust threatened litigation, which has had or may have a material adverse effect on the business, results of operations, assets or financial condition of the Acquiring Fund; (ii) any option to purchase or other right to acquire shares of the Acquiring Fund issued or granted by or on behalf of the Acquiring Fund to any person other than subscriptions to purchase shares at net asset value in accordance with the terms in the current prospectus for the Acquiring Fund; (iii) any contract or agreement or amendment or termination of any contract or agreement entered into by or on behalf of the Acquiring Fund, except as otherwise contemplated by this Agreement; (iv) any indebtedness incurred, other than in the ordinary course of business, by or on behalf of the Acquiring Fund for borrowed money or any commitment to borrow money by or on behalf of the Acquiring Fund; (v) any amendment of the Trust’s organizational documents in a manner materially affecting the Acquiring Fund; and (vi) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Acquiring Fund other than a lien for taxes not yet due and payable.

(h)	Acquiring Fund has not filed any income tax return and will file its first federal income tax return after the completion of its first taxable year after the Effective Time as a RIC on Form 1120-RIC; until that time, Acquiring Fund will take all steps necessary to ensure that it is eligible and qualifies for taxation as a RIC under Subchapter M; from and after its commencement of operations, Acquiring Fund will be a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)) and has not taken and will not take any steps inconsistent with its qualification as such; assuming that Target Fund will meet the requirements of Subchapter M for qualification as a RIC for the part of its taxable year through the Effective Time, Acquiring Fund will meet those requirements, and will be eligible to and will compute its federal income tax under section 852, for its taxable year in which the Reorganization occurs; and Acquiring Fund intends to continue to meet all those requirements, and to be eligible to and to so compute its federal income tax for each subsequent taxable year. .

(i)	The Acquiring Fund is authorized to issue an unlimited number of shares of beneficial interest, par value $0.001 per share. There shall be no issued and outstanding shares of an Acquiring Fund prior to the Closing Date other than a nominal number of shares (“Initial Shares”) issued to a seed capital investor (which shall be the investment advisor of the Acquiring Fund or an affiliate thereof) to vote on the investment management and sub-advisory contracts, distribution and service plan under Rule 12b-1 of the 1940 Act, and other agreements and plans as may be required by the 1940 Act and to take whatever action it may be required to take as an Acquiring Fund’s sole shareholders. The Initial Shares have been or will be redeemed by each Acquiring Fund prior to the Closing for the price for which they were issued, and any price paid for the Initial Shares shall at all times have been held by each Acquiring Fund in a non-interest bearing account. The Acquiring Fund has no outstanding options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund shares and has no outstanding securities convertible into any of the Acquiring Fund shares.

(j)	At the Closing Date, the Acquiring Fund will have good and marketable title to all of its assets, and full right, power and authority to sell, assign, transfer and deliver such assets, free of any lien or other encumbrance, except those liens or encumbrances as to which the Target Fund has received notice at or prior to the Closing Date, and which have been taken into account in the net asset valuation of the Acquiring Fund.

(k)	The Trust, on behalf of the Acquiring Fund, has the power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the Trustees of the Trust, on behalf of the Acquiring Fund. This Agreement constitutes a valid and binding obligation of the Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, and no other action or proceedings by the Trust, on behalf of the Acquiring Fund, are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(l)	The Acquiring Fund Shares to be issued and delivered to the Target Fund for the account of the Target Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, the Acquiring Fund Shares will be duly and validly issued and will be fully paid and nonassessable by the Acquiring Fund.

(m)	The information to be furnished by the Trust, on behalf of the Acquiring Fund, for use in no-action letters, applications for orders, registration statements, information statement materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other applicable laws and regulations.

(n)	Except for the Registration Statement, no consent, approval, authorization or order under any federal or state law or of any court or governmental authority is required for the consummation by the Trust, on behalf of the Acquiring Fund, of the transactions contemplated herein, except those that have already been obtained. No consent of or notice to any third party or entity is required for the consummation by the Trust, on behalf of the Acquiring Fund, of the transactions contemplated by this Agreement.

Article V.	COVENANTS OF THE ACQUIRING FUND AND THE TARGET FUND

Section 5.01 OPERATION IN ORDINARY COURSE. Subject to Sections 7.02 and 7.05, the Trust, on behalf of the Target Fund, will operate its business in the ordinary course of business between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and shareholder purchases and redemptions. No party shall take any action that would, or would reasonably be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect. In order to facilitate transfers of assets, the Adviser may limit portfolio transaction activity on behalf of a Target Fund for a period of up to [___] days prior to the Closing date.

Section 5.02 STATEMENT OF ASSETS AND LIABILITIES. At least five business days prior to the Closing Date, the Trust, on behalf of the Target Fund, will prepare and deliver to the Acquiring Fund a statement of the assets and the liabilities of the Target Fund as of such date for review and agreement by the parties to determine that the assets and the liabilities of the Target Fund are being correctly determined in accordance with the terms of this Agreement. The Trust, on behalf of the Target Fund, will deliver at the Closing (1) a statement of Assets and Target Fund Stated Liabilities as of the Valuation Time and (2) a list of the Target Fund’s Assets as of the Closing Date showing the tax costs of each of its assets by lot and the holding periods of such Assets, and certified by the Treasurer or Assistant Treasurer of the Trust, on behalf of the Target Fund.

Section 5.03 ACCESS TO BOOKS AND RECORDS. Upon reasonable notice, the Trust, on behalf of the Target Fund, shall make available to the Trust’s officers and agents all books and records of the Target Fund and the Trust, on behalf of the Acquiring Fund, shall make available to the Trust’s officers and agents all books and records of the Trust relating to the Acquiring Fund.

Section 5.04 ADDITIONAL INFORMATION. The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares.

Section 5.05 CONTRACT TERMINATION. The Trust, on behalf of the Target Fund, will terminate all agreements to which the Trust, on behalf of the Target Fund, is a party (other than this Agreement), effective as of the Closing Date without any liability not paid prior to the Closing Date other than as accrued as part of the Target Fund Stated Liabilities.

Section 5.06 FURTHER ACTION. Subject to the provisions of this Agreement, the Trust, on behalf of the Acquiring Fund and the Target Fund, will take or cause to be taken all action and do or cause to be done all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date. In particular, the Trust, on behalf of the Target Fund, covenants that it will, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

Section 5.07 PREPARATION OF REGISTRATION STATEMENT. The Trust, on behalf of the Acquiring Fund, will prepare and file with the Commission the Registration Statement relating to the Acquiring Fund Shares to be issued to the Target Fund Shareholders. The Registration Statement shall include a Combined Prospectus/Information Statement relating to the transactions contemplated by this Agreement. At the time the Registration Statement becomes effective and at the Closing Date, the Registration Statement shall be in compliance in all material respects with the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act, as applicable. Each party will provide the materials and information necessary to prepare the Registration Statement, for inclusion therein, including any special interim financial information necessary for inclusion therein. If at any time prior to the Closing Date a party becomes aware of any untrue statement of material fact or omission to state a material fact required to be stated therein or necessary to make the statements made therein not misleading, the party discovering the item shall notify the other parties and the parties shall cooperate in promptly preparing and filing with the Commission and, if appropriate, distributing to shareholders appropriate disclosure with respect to the item.

Section 5.08 TAX STATUS OF REORGANIZATION. The intention of the parties is that the transaction contemplated by this Agreement will qualify as a reorganization of the Target Fund and the Acquiring Fund within the meaning of Section 368(a) of the Code.

Neither the Acquiring Fund nor the Target Fund (nor the Trust, on behalf of either the Acquiring Fund or the Target Fund) shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the Reorganization to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Trust, on behalf of the Acquiring Fund and the Target Fund, will take such action, or cause such action to be taken, as is reasonably necessary to enable Practus, LLP, U.S. federal income tax counsel to the Acquiring Fund and the Target Fund, to render the tax opinion required herein (including, without limitation, each party’s execution of representations reasonably requested by and addressed to Practus, LLP).

Section 5.09 REASONABLE BEST EFFORTS. The Trust, on behalf of the Acquiring Fund and the Target Fund, shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement.

Section 5.10 AUTHORIZATIONS. The Trust, on behalf of the Acquiring Fund, agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and any state blue sky or securities laws as it may deem appropriate in order to operate in the normal course of business after the Closing Date.

Section 5.11 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, the Target Fund shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Target Fund for U.S. federal income tax purposes, as well as any capital loss carryovers and items that the Acquiring Fund will succeed to and take into account as a result of Section 381 of the Code.

Section 5.12 INFORMATION STATEMENT. The Trust, on behalf of the Target Fund, agrees to mail to its respective shareholders of record, in sufficient time to comply with requirements as to notice thereof, the Information Statement/Prospectus contained in the Registration Statement on Form N-14, which complies in all material respects with the applicable provisions of Section 14(c) of the 1934 Act, and the rules and regulations thereunder.

Article VI.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUND

The obligations of the Trust, on behalf of the Target Fund, to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Trust, on behalf of the Acquiring Fund, of all the obligations to be performed by the Acquiring Fund (or the Trust, on behalf of the Acquiring Fund), pursuant to this Agreement on or before the Closing Date, and, in addition, subject to the following conditions:

Section 6.01 All representations, covenants and warranties of the Acquiring Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

Section 6.02 The Board has approved this Agreement with respect to the Target Fund.

Section 6.03 As of the Closing Date, there shall have been no material change in the investment objectives, policies and restrictions nor any material increase in the investment management fee rate or other fee rates the Acquiring Fund is currently contractually obligated to pay for services provided to the Acquiring Fund, nor any material reduction in the fee waiver or expense reduction undertakings (either voluntary or contractual) from those described in the Registration Statement, if any.

Article VII.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Trust, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Trust, on behalf of the Target Fund, of all the obligations to be performed by the Target Fund (or the Trust, on behalf of the Target Fund) pursuant to this Agreement on or before the Closing Date and, in addition, shall be subject to the following conditions:

Section 7.01 All representations, covenants and warranties of the Trust, on behalf of the Target Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

Section 7.02 Except to the extent prohibited by Rule 19b-1 under the 1940 Act, prior to the valuation of the Assets as of the Valuation Time, the Target Fund shall have declared a dividend, dividends or other distribution or distributions, with a record and ex-dividend date prior to the valuation of the Assets, which, together with all previous dividends and distributions, shall have the effect of distributing to the Target Fund Shareholders all of the Target Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income, if any, excludable from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any capital loss carryforward).

Section 7.03 The Board has approved this Agreement with respect to the Acquiring Fund.

Section 7.04 As of the Closing Date, there shall have been no material change in the investment objectives, policies and restrictions or any material increase in the investment management fee rate or other fee rates the Target Fund is currently contractually obligated to pay for services provided to the Target Fund nor any material reduction in the fee waiver or expense reduction undertakings (either voluntary or contractual) from those described in the Registration Statement.

Section 7.05 The Trust, on behalf of the Target Fund, shall have taken all steps required to terminate all agreements to which it is a party on behalf of the Target Fund (other than this Agreement) and pursuant to which the Target Fund has outstanding or contingent liabilities, unless such liabilities have been accrued as part of the Target Fund Stated Liabilities.

Article VIII.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE TARGET FUND

If any of the conditions set forth below shall not have been satisfied on or before the Closing Date or shall not remain satisfied with respect to the Trust, the Target Fund or the Acquiring Fund, the other parties to this Agreement shall, at their option, not be required to consummate the transactions contemplated by this Agreement:

Section 8.01 The Commission shall not have instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.

Section 8.02 All third-party consents and all consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and/or exemptive orders from such federal authorities) in each case required to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not reasonably be expected to have a material adverse effect on the assets or properties of the Acquiring Fund or the Target Fund, provided that any party hereto may waive any such conditions for itself.

Section 8.03 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act. The registration statement of the Trust with respect to the Acquiring Fund on Form N-1A under the 1933 Act covering the sale of shares of the Acquiring Fund shall be effective.

Section 8.04 As of the Closing Date, there shall be no pending litigation brought by any person against the Acquiring Fund, the Target Fund or the Trust or any of the investment advisers, directors, trustees or officers of the foregoing, as applicable, arising out of, or seeking to prevent completion of the transactions contemplated by, this Agreement. Furthermore, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

Section 8.05 The Trust, on behalf of each of the Acquiring Fund and the Target Fund, shall have received an opinion of Practus, LLP, United States tax counsel to the Acquiring Fund and the Target Fund (the “Tax Opinion”), substantially to the effect that, based on certain facts, assumptions and representations of the parties, for U.S. federal income tax purposes, the transaction contemplated by this Plan shall constitute a tax-free reorganization for Federal income tax purposes. The delivery of such opinion is conditioned upon receipt by counsel to the Trust of representations it shall request of the Trust. Notwithstanding anything herein to the contrary, the parties may not waive the condition set forth in this Section 8.05. Such Tax Opinion will not express an opinion on the effect of the Reorganization on the Target Fund with respect to the recognition of any unrealized gain or loss for any Asset that is required to be marked to market for U.S. federal income tax purposes upon termination of the Target Fund’s taxable year or as a result of the transfer of certain assets of the Target Fund.

Article IX.	EXPENSES

Section 9.01 Except as otherwise provided herein, all expenses that are solely and directly related to the Reorganization contemplated by this Agreement will be borne and paid by GAAM either directly or through fee waivers or reimbursements, including but not limited to, costs related to the preparation and distribution of materials distributed to the Board. Such reorganization expenses include, but are not limited to:

(a)	Costs and expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement including board materials and meetings;

(b)	expenses associated with the preparation and filing of the Registration Statement under the 1933 Act covering the Acquiring Fund Shares to be issued pursuant to the provisions of this Agreement;

(c)	registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection herewith in each state in which the Target Fund’s shareholders are resident as of the date of the mailing of the Information Statement/Prospectus to such shareholders;

(d)	postage;

(e)	printing;

(f)	accounting and auditing fees; and

(g)	legal fees including obtaining required opinions of counsel.

Section 9.02 GAAM agrees that all such fees and expenses so borne and paid, shall be paid directly by GAAM to the relevant providers of services or other payees in accordance with the principles set forth in the Internal Revenue Service Rev. Ruling 73-54, 1973-1 C.B. 187. Fees and expenses not incurred directly in connection with the consummation of the transactions contemplated by this Agreement will be borne by the party incurring such fees and expenses. Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by the other party of such expenses would result in the disqualification of the Target Fund or the Acquiring Fund, as the case may be, as a “regulated investment company” within the meaning of Section 851 of the Code or would prevent the Reorganization from qualifying as a “reorganization” under Section 368(a) of the Code.

Article X.	TERMINATION; AMENDMENT

Section 10.01 This Agreement may be terminated by the mutual agreement of the Trust, on behalf of each of the Acquiring Fund or the Target Fund. In addition, the Trust, on behalf of either the Acquiring Fund or the Target Fund, may at its option terminate this Agreement at or before the Closing Date due to:

(a)	a material breach by one of the other parties of any representation, warranty or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days; or

(b)	a condition herein expressed to be precedent to the obligations of the terminating party and/or one or more other parties that has not been met if it reasonably appears that it will not or cannot be met.

Section 10.02 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Target Fund or the Acquiring Fund, the Trust, or any Trustee or officer of the Trust. In such event, GAAM shall bear the expenses incurred by the Target Fund and the Acquiring Fund incidental to the preparation and carrying out of this Agreement as provided in Section IX. In the event of willful default, all remedies at law or in equity of the party or parties adversely affected shall survive, and GAAM shall be reimbursed for any payments made under this provision to the extent of any recovery received by the Target Fund or the Acquiring Fund for willful default.

Section 10.03 AMENDMENTS. This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Trust, on behalf of each of the Target Fund and the Acquiring Fund, as specifically authorized by the Board.

Article XI.	LIMITATIONS OF LIABILITY; MISCELLANEOUS

Section 11.01 LIABILITY. The names “Guinness Atkinson Funds” and “Trustees of Guinness Atkinson Funds” refer respectively to the Trust created and the Trustees, as trustees but not individually or personally, acting from time to time under a Trust Instrument dated March 6, 1997, as amended, which is hereby referred to and a copy of which is on file at the office of the Secretary of Corporations for the State of Delaware and at the principal office of the Trust. The obligations of Guinness Atkinson Funds entered into in the name or on behalf thereof by any of the Trustees, officers, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders, officers, representatives or agents of the Trust personally, but bind only the Trust property, and all persons dealing with any class of shares of the Trust must look solely to the Trust property belonging to such class for the enforcement of any claims against the Trust; provided, however, this provision shall not be construed to protect any Trustee or officer of the Trust from liability in violation of Sections 17(h) and 17(j) of the 1940 Act.

Section 11.02 HEADINGS. The article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

Section 11.03 COUNTERPARTS & SIGNATURES. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original. A facsimile signature of an authorized officer of a Party hereto on any Transfer Document shall have the same effect as if executed in the original by such officer.

Section 11.04 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to principles of conflicts of law.

Section 11.05 SUCCESSORS & ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, but except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

Section 11.06 VALIDITY. Each provision and term of this Agreement shall be interpreted in a manner to be effective and valid, but if any provision or term of this Agreement is held to be prohibited by law or invalid, then such provision or term shall be ineffective only in the jurisdiction or jurisdictions so holding and only to the extent of such prohibition or invalidity, without invalidating or affecting the remainder of such provision or term or the remaining provisions or terms of this Agreement.

Section 11.07 FURTHER ASSURANCES. Each Party agrees to use its best efforts to take any action, execute or deliver any document, and to do all things necessary and appropriate under the provisions of this Agreement and under applicable Law to consummate and make effective the transactions contemplated by this Agreement.

Section 11.08 The Trust, on behalf of each of the Acquiring Fund and the Target Fund, agrees that no party has made to another party any representation, warranty and/or covenant not set forth herein and that this Agreement constitutes the entire agreement among the parties.

Article XII.	NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by FedEx or similar express courier) addressed to the applicable party:

Target Fund:	Acquiring Fund:
James J. Atkinson Guinness Atkinson Funds 225 South Lake Avenue, Suite 216 Pasadena, CA 91101	James J. Atkinson Guinness Atkinson Funds 225 South Lake Avenue, Suite 216 Pasadena, CA 91101

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

Guinness Atkinson Funds, on behalf Guinness Atkinson Dividend Builder Fund (Target Fund)	Guinness Atkinson Funds, on behalf of SmartETFs Dividend Builder ETF (Acquiring Fund)
By:	By:
Name: James J. Atkinson	Name: James J. Atkinson
Title: President	Title: President
Guinness Atkinson Asset Management, Inc., solely with respect to Article IX and Section 10.02 hereof
By:
Name: James J. Atkinson
Title: Chief Executive Officer

EXHIBIT B
FINANCIAL HIGHLIGHTS

These financial highlights tables are intended to help you understand the SmartETFs Asia Pacific Dividend Builder ETF’s and SmartETFs Dividend Builder ETF’s financial performance for the past five years. Each of the SmartETFs Asia Pacific Divided Builder ETF and the SmartETFs Dividend Builder ETF have adopted the performance history of their respective predecessor funds, which were operated as mutual funds. The financial information shown below is for the predecessor mutual funds for the periods prior to inception of the ETFs on December 21, 2020.

Some information reflects financial results for a single share of the predecessor mutual funds. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the mutual funds, which the Adviser believes is an accurate representation of how the ETFs would have performed., assuming reinvestment of all dividends and distributions. The information in the table was audited by Tait, Weller & Baker LLP, whose report, along with the Funds’ financial statements is included in the Funds’ annual report, which is available by calling 866 307-5990.

Guinness Atkinson Asia Pacific Dividend Builder Fund - predecessor to SmartETFs Asia Pacific Dividend Builder ETF
For a capital share outstanding throughout each period.	Six Months Ended June		Year Ended December 31,
	30, 2020*		2019	2018		2017		2016		2015
Net asset value, beginning of period	$16.58		$14.22	$17.85		$13.43		$12.79		$13.83
Income from investment operations:
Net investment income	0.37		0.51	0.49		0.40		0.42		0.39
Net realized and unrealized gain (loss) on investments and foreign currency	(1.89)		2.35	(3.36)		4.47		0.71		(1.01)
Total from investment operations	(1.52)		2.86	(2.87)		4.87		1.13		(0.62)
Less distributions:
From net investment income	(0.10)		(0.50)	(0.77)		(0.46)		(0.49)		(0.42)
Total distributions	(0.10)		(0.50)	(0.77)		(0.46)		(0.49)		(0.42)
Redemption fee proceeds	—		— (1)	0.01		0.01		—	(1)	— (1)
Net asset value, end of period	$14.96		$16.58	$14.22		$17.85		$13.43		$12.79
Total return	(9.05	)%(2)	20.33%	(16.42)%		36.70%		8.81%		(4.61)%
Ratios/supplemental data:
Net assets, end of period (millions)	$3.7		$4.7	$4.2		$7.6		$8.5		$7.3
Ratio of expenses to average net assets:
Before fees waived	2.42	%(3)	4.02%	3.27%		3.48%		3.14%		3.87%
After fees waived(2)	1.12	%(3)(5)	1.10%	1.12	%(5)	1.12	%(5)	1.11	%(5)	1.98%
Ratio of net investment income to average net assets:
Before fees waived	1.38	%(3)	0.34%	0.89%		0.20%		1.11%		0.36%
After fees waived	2.68	%(3)	3.26%	3.04%		2.56%		3.14%		2.25%
Portfolio turnover rate	144.39	%(2)	32.99%	23.38%		47.32%		30.91%		28.59%

*	Unaudited.
(1)	Amount represents less than $0.01 per share.
(2)	Not annualized.
(3)	Annualized.

(4)	The Adviser has contractually agreed to limit the operating expenses of the Fund to 1.10%, prior to December 31, 2015 the limit on operating expenses was 1.98%, excluding interest expense, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses. For the SmartETFs Asia Pacific Dividend Builder ETF, the successor in interest to the Guinness Atkinson Asia Pacific Dividend Builder Fund, the Adviser has contractually agreed to limit operating expenses of the ETF to 0.78%, excluding interest expense, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses.

(5)	If interest expense had been excluded, expenses would have been lowered by 0.02% for the six months ended June 30, 2020, 0.02%, 0.02% and 0.01% for the year ended December 31, 2018, 2017, and 2016 respectively.

Guinness Atkinson Dividend Builder Fund – predecessor to SmartETFs Dividend Builder ETF
For a capital share outstanding throughout the period.	Six Months Ended June		Year Ended December 31,
	30, 2020*		2019	2018	2017	2016		2015
Net asset value, beginning of period	$20.74		$16.91	$18.09	$15.28	$14.75		$15.83
Income from investment operations:
Net investment income	0.24		0.49	0.44	0.41	0.46		0.42
Net realized and unrealized gain (loss) on investments and foreign currency	(1.52)		3.97	(1.17)	2.82	0.54	(5)	(0.99)
Total from investment operations	(1.28)		4.46	(0.73)	3.23	1.00		(0.57)
Less distributions:
From net investment income	(0.23)		(0.50)	(0.45)	(0.42)	(0.47)		(0.46)
From net realized gain	—		(0.13)	—	—	—		(0.05)
Total distributions	(0.23)		(0.63)	(0.45)	(0.42)	(0.47)		(0.51)
Redemption fee proceeds	—		—	—	—	—		— (1)
Net asset value, end of period	$19.23		$20.74	$16.91	$18.09	$15.28		$14.75
Total return	(6.07	)%(2)	26.71%	(4.14)%	21.34%	6.83%		(3.61)%
Ratios/supplemental data:
Net assets, end of period (millions)	$15.6		$12.9	$8.5	$9.0	$7.8		$11.0
Ratio of expenses to average net assets:
Before fees waived	1.71	%(3)	1.98%	2.00%	2.06%	2.11%		1.77%
After fees waived(2)	0.68	%(3)	0.68%	0.68%	0.68%	0.70	%(6)	0.68%
Ratio of net investment income (loss) to average net assets:
Before fees waived	1.56	%(3)	1.30%	1.12%	1.07%	1.41%		1.76%
After fees waived	2.59	%(3)	2.60%	2.44%	2.45%	2.82%		2.86%
Portfolio turnover rate	9.16	%(2)	18.51%	23.71%	18.61%	21.57%		24.94%

*	Unaudited.
(1)	Amount represents less than $0.01 per share.
(2)	Not annualized.
(3)	Annualized.
(4)	The Adviser has contractually agreed to limit the operating expenses of the Fund to 0.68%, excluding interest expense, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses. For the SmartETFs Dividend Builder ETF, the successor in interest to the Guinness Atkinson Dividend Builder Fund, the Adviser has contractually agreed to limit operating expenses of the ETF to 0.65%, excluding interest expense, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses.
(5)	An affiliate of the Fund reimbursed the Fund $203.00 for a trade error. As of December 31, 2016, the reimbursement amount represents $0.000 per share.
(6)	If interest expense had been excluded, expenses would have been lowered by 0.02% for the year ended December 31, 2016.

INDEX DESCRIPTIONS

The MSCI AC (All Country) Far East ex Japan Index (Net Return) (Reflects no Deductions for Fees and Expenses) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the Far East, excluding Japan. As of December 2018, the MSCI AC Far East ex Japan Index (Net Return) (Reflects no Deductions for Fees and Expenses) consisted of the following 9 developed and emerging market country indices: China, Hong Kong, Indonesia, Korea, Malaysia, Philippines, Singapore, Taiwan, and Thailand.

The MSCI World Index (Net Return) (Reflects no Deductions for Fees and Expenses) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of December 2018 the MSCI World Index (Net Return) (Reflects no Deductions for Fees and Expenses) consisted of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

PART C

Item 15.	Indemnification

Article X, Section 10.02 of Registrant’s Delaware Trust Instrument, incorporated herein by reference to Exhibit 1(b) to Post-Effective Amendment No. 7 to Registrant’s Registration Statement on Form N-1A filed electronically on March 20, 1997, provides for the indemnification of Registrant’s Trustees and officers, as follows:

“Section 10.02 Indemnification.”

(a) Subject to the exceptions and limitations contained in Subsection 10.02(b):

(i) every person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as a “Covered Person”) shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

(ii) the words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words “liability” and “expenses” shall include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b) No indemnification shall be provided hereunder to a Covered Person:

(i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

(ii) in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

(c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

(d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in Subsection (a) of this Section 10.02 may be paid by the Trust or Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or Series if it is ultimately determined that he is not entitled to indemnification under this Section 10.02; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking, (ii) the Trust is insured against losses arising out of any such advance payments or (iii) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 10.02.”

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers, and controlling persons or Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Investment Company Act of 1940, as amended, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16.	Exhibits

1) Charter Documents:

a.	Certificate of Trust dated March 6, 1997 is herein incorporated by reference to Exhibit B1(a) to the Registrant’s Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A, filed with the Securities and Exchange Commission (“SEC”) on March 20, 1997.

(i)	Amendment dated September 8, 2000 to the Certificate of Trust is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A, filed with the SEC on October 13, 2000.

(ii)	Amendment dated April 25, 2003 to the Certificate of Trust is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 101 to the Registration Statement on Form N-1A filed with the SEC on April 29, 2020.

b.	Trust Instrument dated March 6, 1997 is herein incorporated by reference to Exhibit B1(b) to the Registrant’s Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A, filed with the SEC on March 20, 1997.

(i)	Amendment dated September 28, 2000 to the Trust Instrument is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A, filed with the SEC on October 13, 2000.

(ii)	Schedule A dated November 14, 2005 to the Trust Instrument is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 41 to the Registration Statement on Form N-1A, filed with the SEC on April 28, 2006.

(iii)	Amended and Restated Schedule A to Trust Instrument is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 90 to the Registration Statement on Form N-1A filed with the SEC on June 28, 2019.

(iv)	Amendment dated September 9, 2019 to the Trust Instrument is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 101 to the Registration Statement on Form N-1A filed with the SEC on April 29, 2020.

2)	By-Laws:

a.	By-laws revised as of November 14, 2005 are herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 41 to the Registration Statement on Form N-1A, filed with the SEC on April 28, 2006.

3)	Not applicable.

4)	Agreement and Plan of Reorganization:

a.	Form of Agreement and Plan of Reorganization is filed as Appendix A to Part A of this Registration Statement on Form N-14.

5)	Instruments Defining Rights of Security Holders is incorporated by reference to Registrant’s Trust Instruments and By-Laws.

6)	Investment Management Agreements:

a.	Form of Investment Advisory Agreement between Registrant and the Adviser with respect to SmartETFs Asia Pacific Dividend Builder ETF and SmartETFs Dividend Builder ETF is herein incorporated by reference to Exhibit (d)(4) to the Registrant's Post-Effective Amendment No. 112 to the Registration Statement on Form N-1A filed with the SEC on September 14, 2020.

7)	Distribution Agreements:

a.	Form of Distribution Agreement between the Adviser and Foreside Fund Services, LLC with respect to SmartETFs Asia Pacific Dividend Builder ETF and SmartETFs Dividend Builder ETF is incorporated by reference to Registration Statement on Form N-1A filed with the SEC on September 21, 2020.

c.	Form of Authorized Participant Agreement is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 90 to the Registration Statement on Form N-1A filed with the SEC on June 28, 2019.

8)	Not applicable.

9)	Custody Agreements:

a.	Form of Custodian Agreement between Registrant and Brown Brothers Harriman & Co. (“BBH&Co.”) dated September 14, 2009 is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 47 to the Registration Statement on Form N-1A, filed with the SEC on April 30, 2010.

(i)	Amendment to Exhibit A is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 56 to the Registration Statement on Form N-1A, filed with the SEC on March 30, 2012.

(ii)	Form of Amendment to Custodian Agreement between Registrant and BBH&Co. is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 90 to the Registration Statement on Form N-1A filed with the SEC on June 28, 2019.

10)	Distribution Plan and Rule 18f-3 Plan:

a.	Distribution and Service Plan dated April 28, 1997 is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A, filed with the SEC on April 25, 1997.

b.	Amended Schedule A to Rule 12b-1 Distribution and Service Plan is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 101 to the Registration Statement on Form N-1A filed with the SEC on April 29, 2020.

c.	Rule 18f-3 Plan – Not Applicable

11)	Opinion of Counsel:

a.	Opinion and consent of counsel as to the legality of the securities being registered is incorporated herein by reference – to be filed by amendment

12)	Form of opinion as to tax matters and consent – to be filed by amendment.

13)	Other Material Contracts:

a.	Form of Fund Administration Servicing Agreement between Registrant and Mutual Fund Administration Corporation dated September 14, 2009 is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 47 to the Registration Statement on Form N-1A, filed with the SEC on April 30, 2010.

(i)	Amendment to Schedule B is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 56 to the Registration Statement on Form N-1A, filed with the SEC on March 30, 2012.

(ii)	Form of Amendment to Fund Administration Servicing Agreement between Registrant and Mutual Fund Administration LLC is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 90 to the Registration Statement on Form N-1A filed with the SEC on June 28, 2019.

b.	Administrative Agency Agreement and Amendment to Administrative Agency Agreement between Registrant and Brown Brothers Harriman & Co. is herein incorporated by reference to the Registrant’s Post-Effective Amendment No. 101 to the Registration Statement on Form N-1A filed with the SEC on April 29, 2020.

c.	Form of Expense Limitation Agreement between Registrant and the Adviser with respect to the SmartETFs Asia Pacific Dividend Builder ETF and SmatETFs Dividend Builder ETF is herein incorporated by reference to Exhibit (h)(11) to the Registrant's Post-Effective Amendment No. 112 to the Registration Statement on Form N-1A filed with the SEC on September 14, 2020

14)	Other Opinions:

a.	Consent of Tait, Weller & Baker LLP– filed herewith.

15)	Not applicable.

16)	Powers of Attorney is herein incorporated by reference to Exhibit 16 to the Registrant’s Registration Statement on Form N-14 filed with the SEC on September 22, 2020.

17)	Additional Exhibits:

Item 17.	Undertakings

1.	The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of the registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

2.	The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

3.	The undersigned registrant undertakes to file an opinion of counsel supporting the tax consequences to shareholders discussed in the combined proxy statement and prospectus in a post-effective amendment to this registration statement.

SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the Registrant, duly authorized, in the City of Pasadena, and State of California, on the 12th day of November 2020.

GUINNESS ATKINSON FUNDS

By:	/s/ James Atkinson
James Atkinson
President and Principal Executive Officer

As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title
/s/ James Atkinson
James Atkinson	President and Principal Executive Officer (Principal Executive Officer)
/s/ J.I. Fordwood†
J.I. Fordwood	Trustee
/s/ Timothy Guinness†
Timothy Guinness	Trustee
/s/ Bret A. Herscher†
Bret A. Herscher	Trustee
/s/ Susan Penry-Williams†
Susan Penry-Williams /s/ J. Brooks Reece, Jr. †	Trustee
J. Brooks Reece, Jr.	Trustee
/s/ Rita Dam
Rita Dam	Treasurer and Principal Financial Officer
(Principal Accounting Officer and Principal Financial Officer)

†By:	/s/ Rita Dam

Rita Dam

Pursuant to powers of attorney incorporated herein by reference to the Registrant’s Registration Statement on Form N-14. Registration No.333-248959 filed on September 22, 2020.

Exhibit Index

Consent of Tait, Weller & Baker LLP	EX-16.14(a)